[LOGO]







ANNUAL REPORT                                      Armada

MAY 31, 1997                                       Funds

                                                   Income Series


ARMADA TOTAL RETURN ADVANTAGE FUND

ARMADA FIXED INCOME FUND

ARMADA ENHANCED INCOME FUND

ARMADA GNMA FUND

ARMADA INTERMEDIATE GOVERNMENT FUND



                                                      [ARMADA LOGO]
                                                          ARMADA
                                                           FUNDS
                                                Financial Power Close at Hand

LOGO                        ARMADA FUNDS
                            INCOME SERIES
                            ANNUAL REPORT - MAY 31, 1997

                                TABLE OF CONTENTS
                                Chairman's Message.........................................     1
                                Income Market Overview.....................................     3
                                FUND OVERVIEWS
                                  Armada Total Return Advantage Fund.......................     4
                                  Armada Fixed Income Fund.................................     6
                                  Armada Enhanced Income Fund..............................     8
                                  Armada GNMA Fund.........................................    10
                                  Armada Intermediate Government Fund......................    12
                                PORTFOLIO OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
                                  Armada Total Return Advantage Fund.......................    14
                                  Armada Fixed Income Fund.................................    19
                                  Armada Enhanced Income Fund..............................    22
                                  Armada GNMA Fund.........................................    25
                                  Armada Intermediate Government Fund......................    31
                                FINANCIAL STATEMENTS
                                  Statement of Assets and Liabilities......................    35
                                  Statement of Operations..................................    36
                                  Statement of Changes in Net Assets.......................    37
                                NOTES TO FINANCIAL STATEMENTS..............................    38
                                REPORT OF INDEPENDENT AUDITORS.............................    45


- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, ITS AFFILIATES OR ANY BANK.
- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.

ARMADA
TOTAL RETURN
ADVANTAGE FUND
ARMADA
FIXED INCOME FUND
ARMADA
ENHANCED INCOME
FUND
ARMADA
GNMA FUND
ARMADA
INTERMEDIATE
GOVERNMENT FUND

LOGO                        CHAIRMAN'S MESSAGE

                            DEAR ARMADA FUNDS SHAREHOLDERS:

                              It is a pleasure to report to you that the total
                            assets in Armada Funds stand at $5.40 billion at May 31, 1997, an increase of 31% over the $4.12 billion of a year ago. This growth resulted from additional investments, sustained improvement in income, and the transfer of the remaining Inventor Funds. The accompanying annual report contains each fund's audited financial statements and its specific portfolio of investments.

                            INVESTMENT PERFORMANCE LEADERSHIP

                              In all our investment activity, we share one goal:
                            To seek to provide shareholders with a variety of investment opportunities from a wide range of funds that consistently outperform the benchmark indices for each fund over time. Reflecting that objective, Armada Funds is receiving recognition as a top performer by the financial press. The funds have won mentions in the Wall Street Journal's Mutual Fund Scorecard on several occasions, as well as in Investor's Business Daily. Performance for all funds has been very competitive, reflecting the expertise and dedication of our Armada Funds managers.

                            EXPANDED PRODUCT OFFERINGS

                              Developing new products and refining current
                            offerings are important functions of Armada Funds as we strive to provide you with the highest quality investment services. During the year, our integration of the Inventor Funds allowed us to offer you four new Armada portfolios: the Intermediate Government Fund, the GNMA Fund, the Pennsylvania Municipal Fund, and the Pennsylvania Tax Exempt Fund (a money market fund). The Armada Enhanced Income Fund adopted a new investment objective which seeks increased total return potential.

                              Armada Funds also serves as a mainstay for
                            National City's asset allocation program,
                            FutureQuest. For each FutureQuest investor, a portfolio of mutual funds is created based on individual goals, time frame, and tolerance for risk. That portfolio is then monitored and rebalanced as necessary. The FutureQuest process adds value by defining and maintaining the investor's focus, while Armada Funds provides a quality investment vehicle for deploying the assets.

                              Our communication with you, our shareholders, is a
                            crucial function of our business. Please call 1-800-622-FUND (3863) when you want more information about your investment or any of the Armada Funds. You'll find

LOGO                        CHAIRMAN'S MESSAGE

                            highly trained, licensed representatives on the other end of the telephone who stand ready to assist you.

                              You can also find a multitude of information about
                            Armada Funds on the National City World Wide Web page at WWW.NATIONAL-CITY.COM. Click on Invest It! and you and other prospective investors can access performance information, view prospectuses and learn more about the many benefits of investing with Armada Funds.

                              We look forward to continuing to serve your
                            investment needs.

                            Sincerely,

                            /s/ Robert D. Neary
                            Robert D. Neary
                            Chairman
                            Armada Funds Board of Trustees

LOGO                        INCOME MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"IN THE PAST YEAR, THE FIXED
INCOME MARKETS WILL BE
REMEMBERED FOR THE VOLATILE,
BUT
STILL RANGE-BOUND NATURE OF
INTEREST RATES AND THE
CONTINUED
OUTPERFORMANCE OF SPREAD
SECTORS SUCH AS CORPORATES
AND
MORTGAGES."
                              In the past year, the fixed income markets will be
                            remembered for the volatile, but still range-bound nature of interest rates and the continued outperformance of spread sectors such as corporates and mortgages. Drivers of interest rates over the past year included the continued stamina of the economy, the surprising specter of shrinking inflation and the reactions to such developments by Alan Greenspan and the Federal Reserve Open Market Committee.

                              At this time last year, the yield on the 10 year
                            Treasury note was 6.85%. This yield subsequently rose to 7.05% in late Summer only to drop a full 1.00% to 6.05% by December. This marked the lows in yields as the yield on the 10 year Treasury note climbed throughout the first quarter of 1997 and finished at 6.67%.

                              One constant throughout the past year has been
                            trying to anticipate the actions of the Federal Reserve Open Market Committee. Led by Alan Greenspan, the Federal Reserve had been poised since mid-1996 to raise rates to cool the economy and alleviate growing inflationary pressures. The economy showed strong growth in the spring of 1996, and yields rose as the threat of a rate hike increased. Throughout the fall, however, the fixed income market rallied and yields fell in response to an economy that was slowing without Fed action. The beginning of 1997 ushered in a resurgence of economic growth as continued income gains, large tax refunds, and a warmer winter resulted in a consumption-led, 5.9% increase in real GDP. This time, the Fed had seen enough and finally raised short-term rates .25% in March 1997.

                              Critics of the Fed action have argued that a
                            tightening was not warranted because inflation has remained dormant. In fact, inflation has been declining in 1997 and the vast majority of leading inflation indicators, including the dollar, gold and commodity price indices, have indicated that pipeline inflation pressures remain dormant. Clearly, this trend has prevented further Fed tightening and played a large role in containing interest rates. Is this the dawn of a "New Era", as many have claimed, where the economy continues to grow into the 7th year of an expansion, the labor markets remain as tight as they have been in 25 years, and inflation remains benign? Or are the seeds of inflation being planted by the excess liquidity provided by the financial markets and the "wealth effect" that results from a historic three year stock market rally?

                              As managers of fixed income portfolios, we are
                            clearly focused on the potential for inflation and the impact that it may have on interest rates and the performance of the Armada Funds Income Series. While we readily agree that there are a variety of reasons why inflation has heretofore remained dormant, we believe the market is increasingly vulnerable to any inflation surprise, no matter how small or secularly important. Accordingly, we will continue managing the Funds conservatively with respect to interest rate risk, while maintaining our focus on the higher yielding, spread sectors.

LOGO                        ARMADA TOTAL RETURN
                            ADVANTAGE FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
INVESTMENT MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION
FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL
SHARES)
SEPTEMBER 6, 1994 (RETAIL
SHARES)
ASSETS:
$259,227,625 (INSTITUTIONAL
SHARES)
$  2,186,227 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
PROVIDE A TOTAL RATE OF
RETURN,
INCOME AND PRICE
APPRECIATION GREATER THAN
THAT OF POPULAR MARKET
INDICES WITH SIMILAR MATURITY
AND QUALITY CHARACTERISTICS.
UNDER NORMAL MARKET
CONDITIONS, THE FUND MAIN-
TAINS AN AVERAGE DOLLAR-
WEIGHTED PORTFOLIO MATURITY
OF TWO YEARS ABOVE OR BELOW
THE AVERAGE MATURITY OF THE
LEHMAN BROTHERS
GOVERNMENT/CORPORATE
BOND INDEX.
                            KEY INVESTMENT CONCEPTS
                              In seeking total return for shareholders of the
                            Armada Total Return Advantage Fund, we use three key strategies. First, we allocate the Fund's investments among different market sectors based on their return potential. Next, we adjust the average maturity of the Fund according to our perceptions of intermediate and long-term trends in interest rates. Finally, we look for individual securities whose yields we feel are attractive in terms of their own historical standards and versus other securities with similar characteristics.

                            PERFORMANCE
                              In the last 6 months of the fiscal year, the
                            period ending May 31, 1997, the Fund slightly underperformed the bond market. The Fund's institutional and retail shares had total returns of 0.26% and 0.23% (without sales charges), respectively, versus 0.39% for the Lehman Brothers Government/Corporate Bond Index. The Fund's performance during the second half of the fiscal year did not prevent the Fund from outperforming the Index for the entire fiscal year, with a total return of 8.51% for institutional shares and 8.35% (without sales charges) for retail shares versus the Index return of 7.90%. The interruption of the decline in interest rates impeded results, as the Fund continued to have an average duration longer than that of the Index.

                            RECENT STRATEGY
                              The average duration of the Fund is approximately
                            5.75 years or .65 years longer than that of the Index. This is consistent with our belief that the longer term trend toward lower interest rates (that began in 1981) is intact and will continue. Interest rates moved decisively higher in December 1996/January 1997 and again in mid-February/mid-April 1997. For much of the second half of the fiscal year, approximately 34% of the Fund was invested in corporate bonds, 8% in mortgage-backed securities, 27% in asset-backed securities and about 31% in government issues. In comparison, the Index had an average duration of 5.1 years, 71% of its assets in government issues, 29% in corporate issues, and no allocation to mortgage or asset-backed securities.

                            LOOKING AHEAD
                              Our current holdings of mortgage-backed securities
                            are below normal at 8%, reflecting the full valuation of the sector. We continue to be overweighted in both corporates and asset-backed securities. Should the

LOGO                        ARMADA TOTAL RETURN
                            ADVANTAGE FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"THE INTERRUPTION OF THE DECLINE
IN INTEREST RATES IMPEDED RESULTS,
AS THE FUND CONTINUED TO HAVE
AN AVERAGE DURATION LONGER THAN
THAT OF THE INDEX."
                            economy show increasing signs of significant weakness, we would look to decrease the Fund's exposure to the corporate sector. Adding to the returns provided by these sector weighting changes will be our longer duration policy which should benefit the Fund when interest rates continue their expected decline.

                            -------------------------------------------------------------------
                                               TOTAL RETURNS as of 5/31/97
                            --------------------------------------------------------------------
                                                                 1-Year    Since Inception (2,4)
                                                                 -------------------------------
                             Armada Total Return Advantage Fund
                             Institutional Shares(1)                8.51%          8.22%
                            -------------------------------------------------------------------
                             Armada Total Return Advantage Fund
                             Retail Shares With Sales Charge        4.33%          6.24%
                                      Without Sales Charge          8.35%          7.75%
                            -------------------------------------------------------------------
                                 Past performance is not predictive of future performance.

                                               GROWTH OF A $10,000 INVESTMENT (3)



                                                                          ARMADA TOTAL RETURN      ARMADA TOTAL RETURN
                                               LEHMAN BROTHERS               ADVANTAGE FUND           ADVANTAGE FUND
              MEASUREMENT PERIOD             GOVERNMENT/CORPORATE            (INSTITUTIONAL        (RETAIL SHARES WITH
            (FISCAL YEAR COVERED)                 BOND INDEX                    SHARES)(1)            SALES CHARGE)
JULY-1994                                          10,000.00                      10,160.00
SEPT-1994                                                                                                  9,517.05
NOV-1994                                           10,021.00                      10,011.37                9,496.49
MAY-1995                                           11,187.00                      11,122.04               10,500.60
NOV-1995                                           11,853.00                      11,846.19               11,156.65
MAY-1996                                           11,645.00                      11,591.88               10,892.81
NOV-1996                                           12,516.00                      12,545.75               11,775.05
MAY-1997                                           12,565.00                      12,578.49               11,802.44

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.
                            2 The Armada Total Return Advantage Fund's date of
                              inception was July 7, 1994 for Institutional shares and September 6, 1994 for Retail shares.
                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.
                            4 Annualized.

LOGO                        ARMADA FIXED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
FIXED INCOME TEAM,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989 (INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)

ASSETS:
$121,270,966 (INSTITUTIONAL SHARES)
$  3,719,976 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
PROVIDE AS HIGH A LEVEL OF
CURRENT INCOME AS IS CONSISTENT
WITH PRUDENT INVESTMENT RISK.
THE FUND INVESTS IN HIGH AND
MEDIUM GRADE BONDS AND OTHER
FIXED INCOME SECURITIES. UNDER
NORMAL MARKET CONDITIONS, THE
FUND MAINTAINS AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY OF TEN YEARS OR LESS.

                            KEY INVESTMENT CONCEPTS
                              The Armada Fixed Income Fund seeks to provide as
                            high a level of income as is consistent with prudent investment risk. This is accomplished primarily through actively managing the Fund's sector allocation to those sectors that offer the best income and return potential. Furthermore, we add to performance by managing the Fund's sensitivity to interest rates, increasing sensitivity when our outlook is for lower interest rates, and decreasing sensitivity when our outlook is for higher interest rates. Finally, we seek out only those securities that are attractive on a relative basis and are consistent with the Fund's objectives. All the while the Fund's credit quality is maintained at a high level. Performance is measured against the Lehman Intermediate Government/Corporate Bond Index.

                            PERFORMANCE
                              For the year ended May 31, 1997, the Fund produced
                            a total return of 6.63% for institutional investors and 6.36% (before sales charges) for retail investors. Over the same period, our non-investable benchmark, the Lehman Intermediate Government/Corporate Bond Index, posted a total return of 7.38%. As of May 31, 1997, the Fund offered SEC 30-day yields of 5.86% and 5.39% for institutional and retail shares, respectively.

                            RECENT STRATEGY
                              Over the past twelve months the yield on the
                            bellwether 10-year Treasury note moved from 6.85% in May, 1996 to 6.04% in November, 1996, only to rise to 6.67% as of May 30, 1997. Although rates have been range-bound, the market has been characterized as volatile and, at times, erratic. During this period, the duration, or interest rate sensitivity, of the Fund has remained close to that of the benchmark. This reflects our short-term outlook for moderately higher interest rates. The Fund's sector allocation has featured asset-backed and mortgage-backed securities while keeping corporates market-weighted. This strategy has aided performance, as these sectors have outperformed over the last twelve months. Treasuries and agencies have been underweighted as they continue to underperform the higher yielding spread sectors.

                            LOOKING AHEAD
                              Our outlook calls for the economy to slow from its
                            torrid first quarter pace, but maintain above trend growth. This continued strength could further tighten the already strained labor market and raise the fear of wage-led inflation. Under this scenario, the Fed may be prompted to raise short interest rates in order to sufficiently slow the economy and ease growing inflationary pressures.

LOGO                        ARMADA FIXED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"...THE DURATION, OR INTEREST RATE
SENSITIVITY, OF THE FUND HAS
REMAINED CLOSE TO THAT OF THE
BENCHMARK."
                              Assuming higher short rates and relatively subdued
                            inflation, the yield curve should flatten as long rates remain close to the current level and short rates edge up. Over the long-term, the trend toward lower interest rates should resume and bonds at or near current levels should offer investors solid returns going forward.

                             ------------------------------------------------------------------------------------
                                                            TOTAL RETURNS as of 5/31/97
                             ------------------------------------------------------------------------------------
                                                             1-Year  3-Years(4)  5-Years(4)  Since Inception(2,4)
                                                             ----------------------------------------------------
                              Armada Fixed Income Fund
                              Institutional Shares(1)          6.63%    6.63%       6.18%             7.61%
                             ------------------------------------------------------------------------------------
                              Armada Fixed Income Fund
                              Retail Shares With Sales Charge  2.40%    4.99%       5.09%             6.82%
                                       Without Sales Charge    6.36%    6.33%       5.89%             7.37%
                             ------------------------------------------------------------------------------------
                                             Past performance is not predictive of future performance.
                                                        GROWTH OF A $10,000 INVESTMENT (3)

                                                                      ARMADA TOTAL RETURN      ARMADA TOTAL RETURN
                                               LEHMAN BROTHERS           ADVANTAGE FUND           ADVANTAGE FUND
              MEASUREMENT PERIOD             GOVERNMENT/CORPORATE        (INSTITUTIONAL        (RETAIL SHARES WITH
            (FISCAL YEAR COVERED)                 BOND INDEX                SHARES)(1)            SALES CHARGE)
NOV-1989                                           10,000.00                10,000.00                 9,634.26
MAY-1990                                           10,167.00                10,097.90                 9,718.88
NOV-1990                                           10,807.00                10,665.57                10,265.24
MAY-1991                                           11,376.00                11,332.27                10,904.74
NOV-1991                                           12,204.00                12,205.37                11,728.31
MAY-1992                                           12,666.00                12,800.90                12,283.23
NOV-1992                                           13,196.00                13,334.86                12,777.02
MAY-1993                                           13,937.00                14,250.16                13,687.26
NOV-1993                                           14,401.00                14,863.80                14,204.05
MAY-1994                                           14,110.00                14,249.53                13,605.76
NOV-1994                                           14,161.00                14,182.54                13,514.17
MAY-1995                                           15,392.00                15,610.05                14,865.48
NOV-1995                                           16,097.00                16,310.46                15,511.94
MAY-1996                                           16,090.00                16,201.78                15,377.42
NOV-1996                                           17,008.00                17,098.35                16,220.88
MAY-1997                                           17,235.00                17,275.90                16,355.00

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Fixed Income Fund's date of inception
                              was December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

LOGO                        ARMADA ENHANCED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
INVESTMENT MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION

FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 9, 1994 (RETAIL SHARES)

ASSETS:
$61,030,663 (INSTITUTIONAL SHARES)
$ 2,050,874 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A TOTAL RATE OF RETURN
GREATER THAN THAT OF THE MERRILL
LYNCH 1-3 YEAR TREASURY INDEX.
THE FUND WILL NORMALLY INVEST AT
LEAST 80% OF THE VALUE OF ITS
TOTAL ASSETS IN INVESTMENT GRADE
DEBT SECURITIES OF ALL TYPES.
HOWEVER, UP TO 20% OF THE
VALUE OF ITS TOTAL ASSETS MAY BE
INVESTED IN PREFERRED STOCKS AND
OTHER INVESTMENTS. UNDER NORMAL
MARKET CONDITIONS, THE FUND
INTENDS TO MAINTAIN AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY FOR ITS DEBT SECURITIES OF
11/2 TO 4 YEARS.
                            INVESTMENT OBJECTIVE CHANGE
                              The Armada Enhanced Income Fund experienced a
                            change in investment objective at the beginning of October, 1996, following shareholder approval. Previously the Fund's objective was to provide current income that exceeds industry standard money market returns by 0.5% to 1.5% per year over complete market cycles. The new objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 Year Treasury Index. The change in the objective was proposed by the Fund's adviser to make the Fund a more attractive investment in the limited duration fixed income market.

                            PERFORMANCE
                              In the last 6 months of the fiscal year, the
                            period ended May 31, 1997, the Fund slightly underperformed its market index. The Fund's institutional and retail shares had total returns of 2.06% and 2.01% (before sales charges), respectively, versus 2.23% for the Index.

                            RECENT STRATEGY
                              The average duration of the Fund is approximately
                            1.8 years or .1 years longer than that of the Index. This is consistent with our belief that the longer term trend toward lower interest rates (that began in 1981) is intact and will continue. Interest rates moved decisively higher in December 1996/January 1997 and again from mid-February/mid-April 1997. With the change in the Fund's objective, approximately 9% of the Fund is invested in corporate bonds, 48% in asset-backed securities and about 43% in government issues. In comparison, the Index has an average duration of 1.7 years and 100% of its assets are in government issues.

                            LOOKING AHEAD
                              The current duration policy is expected to remain
                            in place during the upcoming fiscal year. Signs of slowing economic activity should cause the recent uptrend in interest rates to reverse itself, thereby adding incremental price return to the Fund's income. We are looking for opportunities to add to the corporate sector, which would be funded through a reduction in asset-backed securities.

LOGO                        ARMADA ENHANCED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER
"SIGNS OF SLOWING ECONOMIC
ACTIVITY SHOULD CAUSE THE RECENT
UPTREND IN INTEREST RATES TO
REVERSE ITSELF, THEREBY ADDING
INCREMENTAL PRICE RETURN TO THE
FUND'S INCOME."

                                             -------------------------------------------------------------------------
                                                                 TOTAL RETURNS as of 5/31/97
                                             -------------------------------------------------------------------------
                                                                                        1-Year    Since Inception(2,4)
                                                                                        ------------------------------
                                              Armada Enhanced Income Fund
                                              Institutional Shares(1)                    6.02%           5.95%
                                             -------------------------------------------------------------------------
                                              Armada Enhanced Income Fund
                                              Retail Shares With Sales Charge            3.03%           4.77%
                                                       Without Sales Charge              5.91%           5.87%
                                             -------------------------------------------------------------------------
                                                     Past performance is not predictive of future performance.
                                                              GROWTH OF A $10,000 INVESTMENT (3)
                                              ARMADA ENHANCED              ARMADA ENHANCED
                                                INCOME FUND              INCOME FUND (RETAIL
              MEASUREMENT PERIOD               (INSTITUTIONAL             SHARES WITH SALES         MERRILL LYNCH 1-3
            (FISCAL YEAR COVERED)                 SHARES)(1)                    CHARGE)            YEAR TREASURY INDEX
JUN-1994                                                                                                  10,000.00
JUL-1994                                          10,050.00
AUG-1994                                                                         9,749.76
NOV-1994                                          10,165.40                      9,795.67                 10,076.00
MAY-1995                                          10,587.39                     10,199.53                 10,715.00
NOV-1995                                          10,931.51                     10,524.71                 11,122.00
MAY-1996                                          11,154.79                     10,723.09                 11,277.00
NOV-1996                                          11,587.36                     11,133.25                 11,766.00
MAY-1997                                          11,826.27                     11,357.24                 12,022.00

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Enhanced Income Fund's date of
                              inception was July 7, 1994 for Institutional shares and September 9, 1994 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

LOGO                        ARMADA GNMA FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
FIXED INCOME TEAM,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
AUGUST 10, 1994 (INSTITUTIONAL)
SEPTEMBER 11, 1996 (RETAIL)

ASSETS:
$64,501,298 (INSTITUTIONAL SHARES)
$  128,326 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK THE HIGHEST LEVEL OF CURRENT
INCOME CONSISTENT WITH
PRESERVATION OF CAPITAL AND A
HIGH DEGREE OF LIQUIDITY BY
INVESTING PRIMARILY IN MORTGAGE
PASS-THROUGH SECURITIES
GUARANTEED BY THE GOVERNMENT
NATIONAL MORTGAGE ASSOCIATION.
THE FUND INVESTS PRIMARILY IN
MORTGAGE PASS-THROUGH SECURITIES
GUARANTEED BY THE GOVERNMENT
NATIONAL MORTGAGE ASSOCIATION.

                            KEY INVESTMENT CONCEPTS
                              The Armada GNMA Fund seeks to maximize total
                            return by investing primarily in mortgage-backed securities guaranteed by GNMA. The performance of the Fund is measured against the Lehman GNMA Index. The Fund seeks to add value by investing in the most attractive sectors within the mortgage-backed securities market.

                            PERFORMANCE
                              For the year ended May 31, 1997, the Fund produced
                            a total return of 9.03% for institutional investors and 8.83% (before sales charges) for retail investors. For the same period, the Index posted a total return of 9.50%. As of May 31, 1997, the Fund had SEC 30-day yields of 6.19% and 5.71% for institutional and retail shares, respectively.

                            RECENT STRATEGY
                              For most of this period, the Fund's interest rate
                            sensitivity was equivalent to that of the Index. The Fund has an overweighted position in seasoned mortgage securities which have lower prepayment sensitivity than more recent vintages. In addition, the Fund is taking advantage of favorable financing rates in the mortgage market by "rolling" a portion of its newly issued mortgage securities.

                            LOOKING AHEAD
                              Our outlook calls for the economy to slow from its
                            torrid first quarter pace, but maintain above trend growth. This continued strength could further tighten the already strained labor market and raise the fear of wage-led inflation. Under this scenario, the Fed may be prompted to raise short interest rates in order to sufficiently slow the economy and ease growing inflationary pressures.
                              Assuming higher short rates and relatively subdued
                            inflation, the yield curve should flatten as long rates remain close to the current level and short rates edge up. Over the long-term, the trend toward lower interest rates should resume and bonds at or near current levels should offer investors solid returns going forward.

LOGO                        ARMADA GNMA FUND OVERVIEW

                            COMMENTS FROM THE MANAGER
"THE FUND SEEKS TO ADD VALUE
BY INVESTING IN THE MOST
ATTRACTIVE SECTORS WITHIN THE
MORTGAGE-BACKED SECURITIES
MARKET."

                                        -------------------------------------------------------------------
                                                            TOTAL RETURNS as of 5/31/97
                                        -------------------------------------------------------------------
                                                                               1-Year  Since Inception(2,4)
                                                                               ----------------------------
                                         Armada GNMA Fund
                                         Institutional Shares(1)                9.03%           8.27%
                                        -------------------------------------------------------------------
                                         Armada GNMA Fund
                                         Retail Shares With Sales Charge        4.76%           6.75%
                                                  Without Sales Charge          8.83%           8.21%
                                        -------------------------------------------------------------------
                                               Past performance is not predictive of future performance.

                                                          GROWTH OF A $10,000 INVESTMENT (3)

                                                                           AMARDA GNMA FUND           AMARDA GNMA FUND
              MEASUREMENT PERIOD                                            INSTITUTIONAL           (RETAIL SHARES WITH
            (FISCAL YEAR COVERED)                  LEHMAN GNMA INDEX          SHARES (1)               SALES CHARGE)
JUL-1994                                           10,000.00
AUG-1994                                                                      10,105.10                    9,725.83
NOV-1994                                            9,846.00                   9,899.90                    9,528.36
MAY-1995                                           10,960.00                  10,963.80                   10,552.26
NOV-1995                                           11,505.00                  11,463.90                   11,033.40
MAY-1996                                           11,547.00                  11,466.40                   11,039.25
NOV-1996                                           12,361.00                  12,223.70                   11,761.92
MAY-1997                                           12,643.00                  12,513.60                   12,026.03

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada GNMA Fund's date of inception was
                              August 10, 1994 for Institutional shares and
                              September 11, 1996 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 The performance history for the Predecessor Fund
                              has been carried over to both the Institutional and Retail classes.

LOGO                        ARMADA INTERMEDIATE
                            GOVERNMENT FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
FIXED INCOME TEAM,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP

FUND'S DATE OF INCEPTION:
AUGUST 10, 1994 (INSTITUTIONAL)
SEPTEMBER 11, 1996 (RETAIL)

ASSETS:
$91,161,439 (INSTITUTIONAL SHARES)
$    23,394 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK PRESERVATION OF CAPITAL AND
A HIGH DEGREE OF LIQUIDITY WHILE
PROVIDING CURRENT INCOME. THE
FUND INVESTS PRIMARILY IN
OBLIGATIONS ISSUED OR GUARANTEED
AS TO PRINCIPAL AND INTEREST BY
THE U.S. GOVERNMENT AND ITS
AGENCIES AND INSTRUMENTALITIES.

                            KEY INVESTMENT CONCEPTS:
                              The Armada Intermediate Government Fund seeks to
                            maximize total return by investing in high quality fixed income securities primarily issued or guaranteed by the U.S. government and its agencies. The performance of the Fund is measured against the Lehman Intermediate Government Bond Index. The Fund seeks to add value through sector rotation and individual security selection.

                            PERFORMANCE
                              For the year ended May 31, 1997, the Fund produced
                            a total return of 7.41% for institutional investors and 7.22% (before sales charges) for retail investors. For the same period, the Index posted a total return of 7.12%. As of May 31, 1997, the Fund had SEC 30-day yields of 5.64% and 5.19% for institutional and retail shares, respectively.

                            RECENT STRATEGY
                              For most of this period, the Fund's interest rate
                            sensitivity was equivalent to that of the Index. The Fund has an overweighted position in stable mortgage-backed securities which have low prepayment sensitivity. These securities provide additional yield with a minimal increase in risk.

                            LOOKING AHEAD
                              Our outlook calls for the economy to slow from its
                            torrid first quarter pace, but maintain above trend growth. This continued strength could further tighten the already strained labor market and raise the fear of wage-led inflation. Under this scenario, the Fed may be prompted to raise short interest rates in order to sufficiently slow the economy and ease growing inflationary pressures.
                              Assuming higher short rates and relatively subdued
                            inflation, the yield curve should flatten as long rates remain close to the current level and short rates edge up. Over the long-term, the trend toward lower interest rates should resume and bonds at or near current levels should offer investors solid returns going forward.

LOGO                        ARMADA INTERMEDIATE
                            GOVERNMENT FUND OVERVIEW

                            COMMENTS FROM THE MANAGER
"THE FUND HAS AN OVER-
WEIGHTED POSITION IN STABLE
MORTGAGE-BACKED SECURITIES
WHICH HAVE LOW PREPAYMENT
SENSITIVITY."

                                                ------------------------------------------------------------------
                                                                  TOTAL RETURNS as of 5/31/97(5)
                                                ------------------------------------------------------------------
                                                                                     1-Year   Since Inception(2,4)
                                                                                      ----------------------------
                                                 Armada Intermediate Government Fund
                                                 Institutional Shares(1)               7.41%          6.78%
                                                ------------------------------------------------------------------
                                                 Armada Intermediate Government Fund
                                                 Retail Shares With Sales Charge       3.19%          5.27%
                                                          Without Sales Charge         7.22%          6.72%
                                                ------------------------------------------------------------------
                                                     Past performance is not predictive of future performance.
                                                                GROWTH OF A $10,000 INVESTMENT (3)
                                                                                                       ARMADA INTERMEDIATE
                                           LEHMAN BROTHERS INTERMEDIATE     ARMADA INTERMEDIATE          GOVERNMENT FUND
              MEASUREMENT PERIOD                GOVERNMENT BOND               GOVERNMENT FUND            (RETAIL SHARES
            (FISCAL YEAR COVERED)                   INDEX                 INSTITUTIONAL SHARES(1)       WITH SALES CHARGE)
JULY-1994                                         10,000.00
AUG-1994                                                                        10,072.37                    9,694.29
NOV-1994                                           9,904.00                      9,904.01                    9,532.26
MAY-1995                                          10,765.00                     10,773.31                   10,368.92
NOV-1995                                          11,259.00                     11,251.79                   10,829.43
MAY-1996                                          11,253.00                     11,196.04                   10,775.88
NOV-1996                                          11,895.00                     11,823.23                   11,373.61
MAY-1997                                          12,054.00                     12,025.53                   11,554.39

                            1 Institutional shares are sold primarily to banks
                              and clients of National Asset Management
                              Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Intermediate Government Fund's date of
                              inception was August 10, 1994 for Institutional shares and September 11, 1996 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 The performance history for the Predecessor Fund
                              has been carried over to both the Institutional and Retail classes.

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA TOTAL RETURN ADVANTAGE FUND

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
AGENCY OBLIGATIONS -- 1.6%
  Medium-Term Structured Enhanced
   Return Series 1993-G1
    6.36%.......... 11/15/08   $ 1,350   $    1,282,648
  Tennessee Valley Authority
    8.25%.......... 04/15/42     2,700        2,895,750
                                         --------------
  TOTAL AGENCY OBLIGATIONS.............       4,178,398
                                         --------------
    (Cost $4,076,137)
ASSET-BACKED SECURITIES (A) -- 27.2%
AUTOS -- 7.9%
  Chase Manhattan Auto Owner Trust
   Series 1997-A, Class A5
    6.50%.......... 12/17/01     1,045        1,039,938
  GMAC Series 97-A, Class A
    6.50%.......... 04/15/02     3,032        3,039,780
  Onyx Acceptance Grantor Trust Series
   1996-2, Class A
    6.40%.......... 09/10/98     2,283        2,292,926
   Series 1996-3, Class A
    6.45%.......... 10/09/98     2,772        2,761,145
  Premier Auto Trust Series 1996-4
   Class A4
    6.40%.......... 07/25/99     3,215        3,196,328
  World Omni Automobile Lease Series
   1996-B, Class A2
    6.20%.......... 11/15/02     1,000        1,001,346
   Series 1997-A, Class A3
    6.85%.......... 06/25/03     3,080        3,096,363
   Series 1997-A, Class A4
    6.90%.......... 06/25/03     4,000        4,017,500
                                         --------------
                                             20,445,326
                                         --------------
CREDIT CARDS -- 12.8%
  Chase Manhattan Credit Card Master
   Trust Series 1996-3, Class
    7.04%.......... 02/15/05     3,790        3,832,046
  Chase Mortgage Series 1996-4, Class A
    6.73%.......... 05/13/99     3,660        3,681,502

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
ASSET-BACKED SECURITIES (A) -- CONTINUED
CREDIT CARDS -- CONTINUED
  Citibank Credit Card Master Trust
   Series 1997-3, Class A
    6.84%.......... 02/10/04   $ 1,520   $    1,509,665
   Series 1996-1, Class B
    0.00%.......... 02/07/03       880          653,175
   Series 1996, Class A
    0.00%.......... 02/03/01     2,165        1,690,153
  Discover Credit Card Trust 1993-B
    6.75%.......... 02/11/00     4,215        4,214,923
  Metris Master Trust Series 1997-1,
   Class A
    6.87%.......... 10/20/05     5,480        5,485,139
  Sears Credit Account Master Trust
   Series 1995-5, Class A
    6.05%.......... 01/16/08     2,140        2,062,759
   Series 1996-1, Class A
    6.20%.......... 02/15/06       910          895,909
   Series 1996-3, Class A
    7.00%.......... 07/29/03     5,305        5,346,447
   Series 1996-4, Class A
    6.45%.......... 10/27/01     3,820        3,766,307
                                         --------------
                                             33,138,025
                                         --------------
HOME EQUITY LOANS -- 3.4%
  Cityscape 1997-B, Class A4
    7.16%.......... 04/25/12     1,525        1,533,578
  Green Tree Home Improvement Loan
   Trust Series 1996-A, Class A3
    6.35%.......... 01/01/02     2,870        2,795,497
  Green Tree Financial Corp. Series
   1997-B Class A3
    6.61%.......... 04/15/27     2,295        2,297,510
  The Money Store Home Equity Trust
   Series 1997-A Class A4
    6.89%.......... 03/15/16     2,270        2,272,483
                                         --------------
                                              8,899,068
                                         --------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA TOTAL RETURN ADVANTAGE FUND

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
ASSET-BACKED SECURITIES (A) -- CONTINUED
OTHER -- 3.1%
  Capita Equipment Receivables Trust
   Series 1996-1, Class A4
    6.28%.......... 12/11/99   $ 3,365   $    3,354,872
  Metlife Capital Equipment Loan Trust
   Series 1997-A Class A
    6.85%.......... 05/20/08       835          838,653
  Mid-State Trust II
    9.35%.......... 08/12/97         5            5,087
  Railcar Leasing Series 1997-1, Class A2
    7.13%.......... 01/15/13     3,800        3,753,094
                                         --------------
                                              7,951,706
                                         --------------
  TOTAL ASSET-BACKED SECURITIES........      70,434,125
    (Cost $70,578,502)                   --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (A) -- 0.3%
  Collateralized Mortgage Obligation Trust
    6.06%.......... 12/07/98        88           87,164
    9.00%.......... 07/14/98       103          105,650
  Conseco Commercial Mortgage Trust
    9.70%.......... 03/08/99       172          171,966
  MDC Asset Investors Trust
    9.33%.......... 09/10/97       157          156,894
  Ryland Acceptance Corp.
    9.85%.......... 12/25/97       207          211,115
                                         --------------
  TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS.........................         732,789
    (Cost $734,817)                      --------------
MORTGAGE PASS THROUGH OBLIGATIONS
  (A) -- 0.2%
  Thirty-Seventh FHA Insurance Project
    7.43%.......... 03/20/02       459          456,101
    (Cost $446,142)                      --------------

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
U.S. GOVERNMENT OBLIGATIONS (A) -- 12.7%
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.6%
   Pool 160045
    8.75%.......... 06/03/00   $     6   $        6,678
   Pool 181063
    7.50%.......... 03/12/00       162          163,537
   Series 1634 Class PW
    4.00%.......... 11/15/22     9,100        7,513,188
   Series 1684 G
    6.50%.......... 03/15/23     4,290        4,149,234
                                         --------------
                                             11,832,637
                                         --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.1%
   Pool 73442
    7.08%.......... 09/17/05     8,461        8,479,431
   Pool 36000
    6.55%.......... 12/01/05     5,785        5,501,173
   Pool 63471
    6.50%.......... 05/25/99       163          156,531
   Series 1997-W1, Class G
    7.00%.......... 01/18/23     7,062        6,932,898
                                         --------------
                                             21,070,033
                                         --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.0%
   Pool 132781
    10.5%.......... 08/08/98        27           28,606
                                         --------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS....      32,931,276
    (Cost $33,056,865)                   --------------
CORPORATE BONDS -- 28.6%
BANKING -- 1.3%
  BankAmerica Corp.
    7.88%.......... 12/01/02     3,300        3,432,000
                                         --------------
EDUCATION -- 1.0%
  Harvard University
    8.13%.......... 04/15/07     2,400        2,574,878
                                         --------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS
MAY 31, 1997                ARMADA TOTAL RETURN ADVANTAGE FUND

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
CORPORATE BONDS -- CONTINUED
FINANCIAL SERVICES -- 3.9%
  Associates Corp.
    6.63%.......... 11/15/97   $ 4,200   $    4,219,530
  Countrywide Capital I Trust
    8.00%.......... 12/15/26     4,025        3,892,497
  First of America
    8.12%.......... 01/31/27     2,025        1,986,829
                                         --------------
                                             10,098,856
                                         --------------
FOREIGN -- 10.0%
  Bangkok Bank 144A
    7.25%.......... 09/15/05     1,350        1,284,620
  Bank Austria 144A
    7.25%.......... 02/15/17     2,950        2,859,494
  City of Naples
    7.52%.......... 07/15/06     3,610        3,683,933
  DSPL Finance
    9.12%.......... 04/14/07     2,650        2,728,202
  Hydro Quebec
    9.38%.......... 04/15/30     4,000        4,700,000
  Industrial Financial Corp. of
   Thailand
    6.88%.......... 04/01/03     4,250        4,116,168
  Tenaga Nasional
    7.50%.......... 11/01/25     3,650        3,508,563
  Transgas de Occidente SA
    9.79%.......... 04/03/06     2,838        2,976,129
                                         --------------
                                             25,857,109
                                         --------------
INSURANCE -- 3.7%
  Mutual of New York 144A
    0.00%.......... 08/15/24     2,400        2,504,424
  Nationwide Capital Surplus Notes
    9.88%.......... 02/15/25     4,000        4,350,000
  Prudential Insurance
    8.10%.......... 07/15/15     2,595        2,598,244
                                         --------------
                                              9,452,668
                                         --------------
                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
CORPORATE BONDS -- CONTINUED
LEISURE & ENTERTAINMENT -- 1.3%
  Time Warner Entertainment
    10.15%......... 05/01/12   $ 2,900   $    3,458,250
                                         --------------
RETAIL STORES -- 1.1%
  May Department Stores
    8.30%.......... 07/15/26     2,800        2,852,500
                                         --------------
SPECIALTY CHEMICALS -- 2.0%
  Engelhard Corp.
    7.00%.......... 08/01/01     5,000        5,037,500
                                         --------------
TECHNOLOGY -- 2.0%
  CSC Enterprises
    6.50%.......... 11/15/01     5,165        5,068,156
                                         --------------
TELECOMMUNICATIONS -- 2.3%
  Bellsouth Communications
    6.30%.......... 05/12/08     3,136        2,949,939
  Worldcom, Inc.
    7.75%.......... 04/01/07     3,050        3,093,402
                                         --------------
                                              6,043,341
                                         --------------
  TOTAL CORPORATE BONDS................      73,875,258
    (Cost $74,061,184)                   --------------

U.S. TREASURY OBLIGATIONS -- 25.4%
U.S. TREASURY BONDS -- 11.9%
    7.25%.......... 05/15/16    11,615       11,953,576
    7.50%.......... 11/15/16     4,225        4,456,656
    8.13%.......... 08/15/21    12,680       14,314,070
                                         --------------
                                             30,724,302
                                         --------------

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA TOTAL RETURN ADVANTAGE FUND

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
U.S. TREASURY OBLIGATIONS -- CONTINUED
U.S. TREASURY NOTES -- 11.3%
    5.50%.......... 02/28/99   $ 1,675   $    1,658,200
    6.13%.......... 07/31/00       920          913,532
    5.25%.......... 01/31/01     4,000        3,852,720
    6.38%.......... 03/31/01     4,240        4,227,449
    6.25%.......... 02/15/03       910          897,915
    7.25%.......... 08/15/04     7,480        7,749,728
    6.50%.......... 05/15/05     2,500        2,477,000
    6.88%.......... 05/15/06     7,400        7,495,682
                                         --------------
                                             29,272,226
                                         --------------
U.S. TREASURY NOTES -- STRIP -- 2.2%
    0.00%.......... 11/15/01     7,580        5,711,074
                                         --------------
  TOTAL U.S. TREASURY OBLIGATIONS......      65,707,602
    (Cost $66,677,590)                   --------------


                              NUMBER OF
                                SHARES        VALUE
                              ----------  --------------
TEMPORARY INVESTMENT -- 4.0%
  Fidelity Cash Reserve       10,425,804  $   10,425,804
    (Cost $10,425,804)                    --------------
  TOTAL INVESTMENTS -- 100.0%             $  258,741,353
    (Cost $260,057,041)                   ==============
---------------
*   Cost for Federal income tax
    purposes -- $260,421,857.
    The gross unrealized appreciation (depreciation) for
    Federal income tax purposes is as follows:
    Gross appreciation..................  $    1,658,819
    Gross depreciation..................      (3,339,323)
                                          --------------
                                          $   (1,680,504)
                                          --------------
(A) Maturity dates represent weighted average lives of
    the underlying obligations.

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA TOTAL RETURN ADVANTAGE FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             FOR THE YEAR ENDED MAY 31
                                                 --------------------------------------------------        FOR THE PERIOD
                                                          1997                       1996                ENDED MAY 31, 1995
                                                 -----------------------    -----------------------    -----------------------
                                               INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL(3) RETAIL(3)
                                               -------------    ------    -------------    ------    ---------------- ---------
Net asset value, beginning of period............ $    9.88      $ 9.87      $   10.55      $10.54      $   10.00      $10.16
                                                  --------      ------        -------      ------        -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................      0.67        0.64           0.70(7)     0.62(7)        0.65(7)     0.49(7)
  Net gain/(loss) on securities (realized and
    unrealized).................................      0.15        0.16          (0.24)      (0.22)          0.43        0.40
                                                  --------      ------        -------      ------        -------      ------
    Total from investment operations............      0.82        0.80           0.46        0.40           1.08        0.89
                                                  --------      ------        -------      ------        -------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income..........     (0.67)      (0.64)         (0.70)      (0.62)         (0.53)      (0.49)
  Dividends in excess of net investment income..     (0.00)      (0.00)         (0.12)      (0.14)         (0.00)      (0.02)
  Dividends from net realized capital gains.....     (0.00)      (0.00)         (0.31)      (0.31)         (0.00)      (0.00)
  Dividends in excess of net realized capital
    gains.......................................     (0.14)      (0.14)         (0.00)      (0.00)         (0.00)      (0.00)
                                                  --------      ------        -------      ------        -------      ------
    Total distributions.........................     (0.81)      (0.78)         (1.13)      (1.07)         (0.53)      (0.51)
                                                  --------      ------        -------      ------        -------      ------
Net asset value, end of period.................. $    9.89      $ 9.89      $    9.88      $ 9.87      $   10.55      $10.54
                                                  ========      ======        =======      ======        =======      ======
TOTAL RETURN....................................      8.51%       8.35%(5)        4.22%      3.74%(5)      12.52%(4,6) 12.65%(4,5,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)............ $ 259,228      $2,186       $ 280,401     $2,040      $ 261,403      $  106
Ratio of expenses to average net assets.........       .16%(1)     .41%(2)         .13%(1)    .36%(2)        .18%(1,4)   .31%(2,4)
Ratio of net investment income to average net
  assets........................................      6.70%(1)    6.46%(2)        6.67%(1)   6.12%(2)       7.23%(1,4)  6.92%(2,4)
Portfolio turnover rate.........................       169%        169%           268%        268%           166%        166%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1997 would have been .71% and 6.15%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.
(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1997 would have been .96% and 5.91%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Retail class for the year ended May 31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.
(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 6, 1994, respectively.
(4) Annualized.
(5) Total Return excludes sales charge.
(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 11.22% and 9.14%, respectively.
(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA FIXED INCOME FUND

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
AGENCY OBLIGATIONS -- 3.3%
  Federal Home Loan Bank
    7.36%............ 07/01/04   $ 2,000   $  2,066,480
  Federal National Mortgage Association
    6.49%............ 11/03/00     2,000      1,981,200
                                           --------------
  TOTAL AGENCY OBLIGATIONS...............     4,047,680
    (Cost $3,980,271)                      --------------

ASSET-BACKED SECURITIES (A) -- 11.0%
  Aegis Auto Funding 1996-3 A
    8.80%............ 03/20/02     4,052      4,074,665
  AFG Receivables Trust Series 1996-D
   Class A
    6.10%............ 10/15/01     3,480      3,448,478
  Equivantage 1997-1 A4
    7.275%........... 02/07/06     4,000      4,020,000
  IMC Home Equity Loan Trust Series
   1997-2, Class A6
    7.67%............ 07/02/10     2,058      2,063,145
                                           --------------
  TOTAL ASSET-BACKED SECURITIES..........    13,606,288
    (Cost $13,641,577)                     --------------

MORTGAGE OBLIGATIONS (A) -- 11.0%
  Chase Commercial Mortgage Securities
   Corp.
   Series 1996-1, Class A1
    7.60%............ 09/15/08     2,936      2,997,167
   Series 1996-2
    6.70%............ 03/17/02     3,501      3,455,228
  Federal National Mortgage Association
   Pool #190996
    7.50%............ 05/26/01     2,277      2,315,004
  Norwest Asset Securities Corp. Series
   1996-9, Class A4
    8.00%............ 12/30/98     2,500      2,531,641
  Prudential Home Mortgage Securities
   Series 1996-7, Class A7
    6.75%............ 01/02/07     2,500      2,399,609
                                           --------------
  TOTAL MORTGAGE OBLIGATIONS.............    13,698,649
    (Cost $13,679,743)                     --------------

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
CORPORATE BONDS -- 28.8%
AUTOMOBILES -- 11.0%
  Ford Motor Credit
    8.20%............ 02/15/02   $ 3,500   $  3,679,375
  GMAC Global Bond
    6.75%............ 02/07/02     5,000      4,975,000
  Hertz Corp.
    7.00%............ 05/01/02     4,950      4,950,000
                                           --------------
                                             13,604,375
                                           --------------
CHEMICALS -- 4.1%
  Dow Capital B.V.
    5.75%............ 09/15/97     2,000      2,001,220
  Dow Chemical Co.
    9.35%............ 03/15/00     1,000      1,061,250
  E.I. DuPont de Nemours & Co.
    8.65%............ 12/01/97     2,000      2,028,460
                                           --------------
                                              5,090,930
                                           --------------
FINANCIAL SERVICES -- 6.7%
  American Express Commercial Paper
    5.58%............ 06/06/97     5,000      4,996,900
  Scotland International Bank
    8.85%............ 11/01/06     3,000      3,270,000
                                           --------------
                                              8,266,900
                                           --------------
INSURANCE -- 4.9%
  CNA Financial Corp.
    8.875%........... 03/01/98     1,000      1,020,750
  Prudential Insurance
    7.65%............ 07/01/07     5,000      5,050,000
                                           --------------
                                              6,070,750
                                           --------------
RETAIL MERCHANDISING -- 2.1%
  Wal-Mart Stores, Inc.
    8.625%........... 04/01/01     2,500      2,659,375
                                           --------------
  TOTAL CORPORATE BONDS..................    35,692,330
    (Cost $35,769,456)                     --------------


                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA FIXED INCOME FUND

                                   PAR
                      MATURITY    (000)       VALUE
                      --------  ---------  ------------
U.S. TREASURY OBLIGATIONS -- 43.4%
U.S. TREASURY BILLS -- 5.5%
    5.29%............ 02/05/98   $ 2,000   $  1,925,955
    5.34%............ 02/05/98     2,000      1,925,955
    5.43%............ 02/05/98     2,000      1,925,955
    5.49%............ 02/05/98     1,000        962,977
                                           --------------
                                              6,740,842
                                           --------------
U.S. TREASURY NOTES -- 37.9%
    5.125%........... 02/28/98    12,000     11,941,079
    6.25%............ 06/30/98     1,000      1,004,260
    6.375%........... 07/15/99     9,000      9,035,280
    7.75%............ 02/15/01     6,000      6,256,379
    6.375%........... 08/15/02     5,775      5,742,833
    6.50%............ 10/15/06     8,000      7,900,000
    **3.375%......... 01/15/07     5,110      5,074,072
                                           --------------
                                             46,953,903
                                           --------------
  TOTAL U.S. TREASURY OBLIGATIONS........    53,694,745
    (Cost $53,690,287)                     --------------

                                NUMBER OF
                                  SHARES       VALUE
                                ----------  ------------
TEMPORARY INVESTMENT -- 2.5%
  Fidelity Domestic Market
   Portfolio                    3,061,540   $  3,061,540
    (Cost $3,061,540)                       --------------
  TOTAL INVESTMENTS -- 100.0%               $123,801,232
    (Cost $123,822,874*)                    ==============
---------------
*   Cost for Federal income tax
    purposes -- $124,044,428.
    The gross unrealized appreciation (depreciation) for
    Federal income tax purposes is as follows:
    Gross appreciation....................  $    442,151
    Gross depreciation....................      (685,347)
                                            --------------
                                            $   (243,196)
                                            --------------
**  Denotes inflation indexed security. Par value shown
    is original par before indexing for inflation
(A) Maturity dates represent weighted average lives of
    the underlying obligations.

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA FIXED INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 FOR THE YEAR ENDED MAY 31
                               ---------------------------------------------------------------------------------------------
                                         1997                       1996                      1995                 1994
                               ------------------------   ------------------------   -----------------------   -------------
                               INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL   RETAIL    INSTITUTIONAL
                               -------------   --------   -------------   --------   -------------   -------   -------------
Net asset value, beginning of
 period.......................   $   10.30     $  10.35     $   10.54     $  10.60     $   10.24     $ 10.30     $   10.93
                                  --------     --------      --------     --------      --------     -------      --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........        0.60         0.57          0.61         0.59          0.63        0.61          0.61
 Net gain/(loss) on securities
   (realized and unrealized)...       0.07         0.07         (0.22)       (0.23)         0.30        0.30         (0.59)
                                  --------     --------      --------     --------      --------     -------      --------
   Total from investment
     operations...............        0.67         0.64          0.39         0.36          0.93        0.91          0.02
                                  --------     --------      --------     --------      --------     -------      --------
LESS DISTRIBUTIONS
 Dividends from net investment
   income.....................       (0.60)       (0.57)        (0.61)       (0.59)        (0.63)      (0.61)        (0.61)
 Dividends in excess of net
   investment income..........       (0.00)       (0.00)        (0.00)       (0.00)        (0.00)      (0.00)        (0.05)
 Dividends from net realized
   capital gains..............       (0.00)       (0.00)        (0.00)       (0.00)        (0.00)      (0.00)        (0.03)
 Dividends in excess of net
   realized capital gains.....       (0.00)       (0.00)        (0.02)       (0.02)        (0.00)      (0.00)        (0.02)
                                  --------     --------      --------     --------      --------     -------      --------
   Total distributions........       (0.60)       (0.57)        (0.63)       (0.61)        (0.63)      (0.61)        (0.71)
                                  --------     --------      --------     --------      --------     -------      --------
Net asset value, end of
 period.......................   $   10.37     $  10.42     $   10.30     $  10.35     $   10.54     $ 10.60     $   10.24
                                  ========     ========      ========     ========      ========     =======      ========
TOTAL RETURN..................        6.63%        6.36%(3)      3.79%        3.44%(3)      9.55%       9.26%(3)      0.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's).......................   $ 121,271     $  3,720     $ 111,240     $  6,216     $  88,047     $ 5,527     $  95,907
Ratio of expenses to average
 net assets...................         .70%(1)      .96%(2)       .80%(1)     1.04%(2)       .85%(1)    1.09%(2)       .83%
Ratio of net investment income
 to average net assets........        5.76%(1)     5.52%(2)      5.78%(1)     5.50%(2)      6.24%(1)    5.95%(2)      5.59%
Portfolio turnover rate.......         217%         217%           45%          45%           42%         42%           34%


                                 1994             1993
                                ------   -----------------------
                                RETAIL   INSTITUTIONAL   RETAIL
                                ------   -------------   -------
Net asset value, beginning of
 period.......................  $10.98     $   10.60     $ 10.63
                                ------      --------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.58          0.70        0.65
 Net gain/(loss) on securities
   (realized and
   unrealized)................   (0.58)         0.46        0.48
                                ------      --------     -------
   Total from investment
     operations...............    0.00          1.16        1.13
                                ------      --------     -------
LESS DISTRIBUTIONS
 Dividends from net investment
   income.....................   (0.58)        (0.70)      (0.65)
 Dividends in excess of net
   investment income..........   (0.05)        (0.02)      (0.02)
 Dividends from net realized
   capital gains..............   (0.03)        (0.11)      (0.11)
 Dividends in excess of net
   realized capital gains.....   (0.02)        (0.00)      (0.00)
                                ------      --------     -------
   Total distributions........   (0.68)        (0.83)      (0.78)
                                ------      --------     -------
Net asset value, end of
 period.......................  $10.30     $   10.93     $ 10.98
                                ======      ========     =======
TOTAL RETURN..................   (0.23)%(3)    11.32%      11.03%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's).......................  $5,480     $  95,246     $ 5,208
Ratio of expenses to average
 net assets...................    1.08%          .32%(1)     .57%(2)
Ratio of net investment income
 to average net assets........    5.34%         6.46%(1)    6.21%(2)
Portfolio turnover rate.......      34%           33%         33%

(1) The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1997 would have been .79% and 5.66%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1993 would have been .80% and 5.98% , respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1997 would have been 1.05% and 5.44%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1993 would have been 1.05% and 5.73%, respectively.

(3) Total Return excludes sales charge.

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA ENHANCED INCOME FUND

                                    PAR
                       MATURITY    (000)        VALUE
                       --------  ----------  -----------
ASSET-BACKED SECURITIES (A) -- 48.3%
AUTO -- 18.4%
  Bay View Auto Trust Series 1997, Class A2
    6.59%............. 12/15/04  $    2,055  $ 2,047,615
  Nafco Auto Trust 3
    6.50%............. 02/21/98         904      897,443
  Premier Auto Trust Series 1996-4 Class A4
    6.40%............. 08/05/99       2,755    2,739,000
  World Omni Automobile Lease
   Securitization Trust
   Series 1996-B, Class A2
    6.20%............. 05/09/99         750      751,009
   Series 1996-B, Class A3
    6.25%............. 11/08/99       3,010    2,996,686
   Series 1997-A, Class A3
    6.85%............. 06/25/03       2,035    2,045,811
                                             -----------
                                              11,477,564
                                             -----------
CREDIT CARDS -- 20.3%
  Chase Manhattan Credit Card Master Trust
   Series 1996-4, Class A
    6.73%............. 05/09/99       2,980    2,997,507
  Discover Card Trust
   Series 1991-D, Class A
    8.00%............. 10/10/98       2,800    2,855,915
   Series 1993-B, Class A
    6.75%............. 02/15/00       2,200    2,199,960
  Fingerhut Master Trust
   Series 1996-1, Class A
    6.45%............. 05/13/99       3,010    3,004,909
  Standard Credit Card Master Trust Series
   1995-6, Class B
    6.90%............. 05/31/98       1,595    1,608,275
                                             -----------
                                              12,666,566
                                             -----------
HOME EQUITY LOANS -- 0.4%
  Cityscape 1997-B A4
    7.16%............. 04/25/12         280      281,575
                                             -----------

                                    PAR
                       MATURITY    (000)        VALUE
                       --------  ----------  -----------
ASSET-BACKED SECURITIES (A) -- CONTINUED
OTHER -- 9.2%
  Capita Equipment Receivables Trust Series
   1996-1, Class A4
    6.28%............. 12/11/99  $    2,170  $ 2,163,469
  Met Life Equity Trust
    6.85%............. 05/20/08       2,985    2,998,059
  Small Business Administration Pool
    9.725%............ 02/07/00         550      599,917
                                             -----------
                                               5,761,445
                                             -----------
  TOTAL ASSET-BACKED SECURITIES............   30,187,150
    (Cost $30,284,036)                       -----------

CORPORATE BONDS -- 8.6%
  CSC Enterprises
    6.50%............. 11/15/01       1,600    1,570,000
  Hydro Quebec (Euro)
    5.938%............ 11/15/99       1,850    1,829,187
  Petroliam Nacional Berhard 144A
    6.625%............ 10/18/01         950      940,500
  Sears Medium Term Note
    9.75%............. 03/21/00       1,000    1,078,750
                                             -----------
  TOTAL CORPORATE BONDS....................    5,418,437
    (Cost $5,436,959)                        -----------

MORTGAGE OBLIGATION (A) -- 0.1%
  Federal Home Loan Mortgage Corp.
    7.50%............. 07/17/00          45       45,817
    (Cost $44,828)                           -----------

U.S. TREASURY OBLIGATIONS -- 39.5%
  Government Trust Certificate
    8.00%............. 10/06/97          90       90,000
  U.S. Treasury Notes
    5.25%............. 07/31/98       8,000    7,939,839
    4.75%............. 10/31/98       6,145    6,039,552
    5.50%............. 02/28/99       9,695    9,597,758

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA ENHANCED INCOME FUND

                                    PAR
                       MATURITY    (000)        VALUE
                       --------  ----------  -----------
U.S. TREASURY OBLIGATIONS -- CONTINUED
U.S. Treasury Notes -- Continued
    6.625%............ 06/30/01  $    1,000  $ 1,005,050
                                             -----------
  TOTAL U.S. TREASURY OBLIGATIONS..........   24,672,199
    (Cost $24,688,794)                       -----------


                                NUMBER
                               OF SHARES
                               ---------
TEMPORARY INVESTMENT -- 3.5%
  Fidelity Domestic Market
   Portfolio.................. 2,183,210      2,183,210
    (Cost $2,183,210)
  TOTAL INVESTMENTS -- 100.0%               $62,506,813
    (Cost $62,637,827*)                     ===========
---------------
*   Cost for Federal income tax
    purposes -- $62,728,641.
    The gross unrealized appreciation (depreciation)
    for Federal income tax purposes is as follows:
    Gross appreciation..................    $    62,502
    Gross depreciation..................       (284,330)
                                            -----------
                                            $  (221,828)
                                            -----------
(A) Maturity dates represent weighted average lives of
    the underlying obligations.

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA ENHANCED INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             FOR THE YEAR ENDED MAY 31
                                                 --------------------------------------------------
                                                                                                           FOR THE PERIOD
                                                          1997                       1996                ENDED MAY 31, 1995
                                                 -----------------------    -----------------------    -----------------------
                                               INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL(3) RETAIL(3)
                                               -------------    ------    -------------    ------    ---------------- ---------
Net asset value, beginning of period............  $ 10.01       $10.02       $ 10.16       $10.18       $ 10.00       $10.10
                                                 --------       ------      --------       ------      --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................     0.58         0.57          0.58         0.56          0.51(7)      0.43(7)
  Net gain/(loss) on securities (realized and
    unrealized).................................     0.01         0.01         (0.05)       (0.05)         0.06         0.06
                                                 --------       ------      --------       ------      --------       -------
    Total from investment operations............     0.59         0.58          0.53         0.51          0.57         0.49
                                                 --------       ------      --------       ------      --------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income..........    (0.58)       (0.57)        (0.58)       (0.56)        (0.41)       (0.41)
  Dividends in excess of net investment income..    (0.00)       (0.00)        (0.10)       (0.11)        (0.00)       (0.00)
  Dividends in excess of net realized capital
    gains.......................................    (0.03)       (0.03)        (0.00)       (0.00)        (0.00)       (0.00)
                                                 --------       ------      --------       ------      --------       -------
    Total distributions.........................    (0.61)       (0.60)        (0.68)       (0.67)        (0.41)       (0.41)
                                                 --------       ------      --------       ------      --------       -------
Net asset value, end of period..................  $  9.99       $10.00       $ 10.01       $10.02       $ 10.16       $10.18
                                                 ========       ======      ========       ======      ========       =======
TOTAL RETURN....................................     6.02%        5.91%(5)      5.36%        5.13%(5)      6.54%(4,6)   6.84%(4,5,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)............  $61,031       $2,051       $66,918       $1,718       $60,467       $2,547
Ratio of expenses to average net assets.........      .21%(1)      .31%(2)       .23%(1)      .33%(2)       .21%(1,4)    .32%(2,4)
Ratio of net investment income to average net
  assets........................................     5.74%(1)     5.63%(2)       5.72%(1)    5.55%(2)      5.70%(1,4)   5.89%(2,4)
Portfolio turnover rate.........................      225%         225%            98%         98%           36%          36%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Institutional class for the year ended May 31, 1997 would have been .66% and 5.29%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Retail class for the year ended May 31, 1997 would have been .75% and 5.18%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 9, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 5.87% and 4.92%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA GNMA FUND

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- 99.1%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 78.2%
    Pool# 130626
      11.50%.......... 04/19/00   $    43   $     48,454
    Pool# 136667
      11.50%.......... 05/18/00        35         39,326
    Pool# 146462
      11.50%.......... 04/22/00        18         19,937
    Pool# 162246
      9.00%........... 05/18/02        47         50,376
    Pool# 183426
      8.50%........... 12/12/02        97        101,849
    Pool# 199649
      8.00%........... 08/21/03        44         45,648
    Pool# 200669
      8.50%........... 02/27/03       151        159,020
    Pool# 202671
      8.00%........... 09/15/03        29         29,493
    Pool# 202955
      8.50%........... 03/20/03       172        181,240
    Pool# 203154
      8.50%........... 01/25/03        95         99,551
    Pool# 206979
      8.50%........... 03/13/03        94         98,804
    Pool# 208540
      8.00%........... 08/13/03        94         97,369
    Pool# 209632
      9.00%........... 08/28/02       127        135,867
    Pool# 210565
      8.00%........... 04/30/03        16         16,501
    Pool# 212306
      8.50%........... 03/02/03        99        103,802
    Pool# 213458
      8.00%........... 09/12/03        95         97,887
    Pool# 216632
      8.50%........... 03/20/03        85         88,971
    Pool# 220950
      9.00%........... 07/08/02       442        472,237
                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 228869
      8.50%........... 01/10/03   $ 1,344   $  1,413,701
    Pool# 231935
      9.00%........... 07/04/02       229        244,880
    Pool# 248132
      8.50%........... 11/09/03       357        374,027
    Pool# 266484
      7.00%........... 04/10/06        90         88,199
    Pool# 266878
      7.50%........... 09/18/05       478        478,290
    Pool# 289354
      9.00%........... 01/10/03       226        241,819
    Pool# 300698
      9.00%........... 12/16/02       413        439,438
    Pool# 301286
      8.50%........... 11/02/03       363        380,083
    Pool# 302597
      8.50%........... 09/26/03        33         34,422
    Pool# 303772
      8.50%........... 12/12/03       272        284,105
    Pool# 312919
      8.50%........... 12/16/03       386        403,785
    Pool# 314292
      8.50%........... 06/23/03       249        260,475
    Pool# 316989
      8.50%........... 11/09/03       113        118,605
    Pool# 320229
      7.50%........... 07/07/05       377        377,665
    Pool# 325411
      7.00%........... 01/20/06        24         22,994
    Pool# 327085
      7.50%........... 06/19/05        45         45,221
    Pool# 32767
      9.00%........... 07/15/02     3,365      3,595,089
    Pool# 330280
      7.00%........... 04/03/06       137        133,884

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA GNMA FUND

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 331837
      7.00%........... 02/22/06   $   292   $    285,106
    Pool# 333977
      7.50%........... 08/16/05        98         98,519
    Pool# 334116
      7.50%........... 08/09/05       344        344,087
    Pool# 336541
      7.50%........... 09/11/05       178        178,755
    Pool# 337353
      7.00%........... 01/31/06        26         25,375
    Pool# 337540
      7.00%........... 02/17/06     1,293      1,263,554
    Pool# 338766
      7.50%........... 07/29/05       326        325,989
    Pool# 338845
      7.00%........... 02/15/06       421        412,121
    Pool# 340307
      7.50%........... 07/29/05       335        335,439
    Pool# 340792
      7.50%........... 08/31/05        30         29,632
    Pool# 344011
      8.00%........... 10/28/04        15         15,624
    Pool# 345892
      7.00%........... 04/25/06        87         85,098
    Pool# 348356
      7.50%........... 08/01/06       239        239,720
    Pool# 348778
      7.50%........... 07/15/04       467        467,628
    Pool# 351910
      7.00%........... 03/15/05        19         18,861
    Pool# 352047
      7.00%........... 04/25/06       855        835,926
    Pool# 352108
      7.00%........... 04/10/06       418        408,400
    Pool# 352143
      7.50%........... 08/31/05        31         31,285
                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 352144
      7.50%........... 08/23/05   $   414   $    414,353
    Pool# 352189
      7.50%........... 09/25/05        28         28,123
    Pool# 352190
      7.00%........... 03/16/06        32         31,511
    Pool# 352724
      7.50%........... 09/11/05       179        179,381
    Pool# 353023
      7.50%........... 12/11/05       344        344,762
    Pool# 353162
      7.00%........... 04/10/06       337        329,619
    Pool# 354106
      7.50%........... 09/11/05        58         57,901
    Pool# 355806
      7.00%........... 03/08/06       719        703,153
    Pool# 356016
      7.00%........... 03/16/06       400        391,009
    Pool# 357235
      7.50%........... 10/21/05       748        748,585
    Pool# 357338
      7.00%........... 04/18/06        56         54,286
    Pool# 357351
      7.00%........... 05/02/06        75         73,311
    Pool# 357841
      7.00%........... 04/10/06       285        278,820
    Pool# 358074
      7.00%........... 04/10/06       274        267,918
    Pool# 358251
      7.00%........... 04/03/06       439        429,001
    Pool# 358308
      7.50%........... 10/06/05       356        356,773
    Pool# 358845
      7.50%........... 09/11/05       208        208,136
    Pool# 359600
      7.50%........... 09/29/05        84         84,353

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA GNMA FUND

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 359897
      7.00%........... 04/03/06   $   191   $    186,684
    Pool# 362039
      7.00%........... 05/24/06       100         97,358
    Pool# 362141
      8.00%........... 02/15/04     4,763      4,879,117
    Pool# 362619
      7.50%........... 08/23/05       449        449,741
    Pool# 363566
      7.00%........... 05/10/06        72         70,747
    Pool# 364258
      7.50%........... 07/29/05       316        316,755
    Pool# 366037
      7.00%........... 05/24/06        52         50,737
    Pool# 366357
      7.00%........... 04/25/06       745        727,820
    Pool# 368918
      7.00%........... 05/06/06        30         29,430
    Pool# 369696
      7.50%........... 09/29/05       308        308,545
    Pool# 369707
      7.00%........... 04/18/06        52         50,449
    Pool# 370019
      7.50%........... 07/29/05       189        189,368
    Pool# 371816
      7.50%........... 12/15/05       159        159,510
    Pool# 371844
      7.00%........... 07/11/06       573        560,049
    Pool# 373227
      7.00%........... 05/10/06        23         22,231
    Pool# 374837
      7.00%........... 03/08/06       119        116,043
    Pool# 374876
      7.50%........... 08/31/05       373        373,226
    Pool# 375857
      7.00%........... 05/10/06       429        418,881
                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 377922
      7.00%........... 03/16/06   $   409   $    399,337
    Pool# 377942
      7.00%........... 03/01/06       194        189,363
    Pool# 378661
      7.00%........... 04/25/06        14         13,851
    Pool# 384077
      8.00%........... 10/21/04       667        683,270
    Pool# 384540
      7.00%........... 05/06/06       423        412,993
    Pool# 385608
      7.00%........... 06/26/06        38         37,241
    Pool# 385654
      8.00%........... 12/29/04       834        854,422
    Pool# 388144
      7.00%........... 06/26/06       915        894,371
    Pool# 388741
      7.50%........... 11/26/05       333        332,926
    Pool# 402183
      7.00%........... 08/20/07       990        964,698
    Pool# 407922
      7.00%........... 09/11/07       991        965,651
    Pool# 408674
      7.00%........... 02/26/07       731        712,676
    Pool# 410588
      7.00%........... 09/11/07       991        965,198
    Pool# 412235
      7.00%........... 08/05/07       710        691,971
    Pool# 412760
      8.75%........... 09/19/02       926        969,148
    Pool# 416211
      7.00%........... 08/12/07       982        956,618
    Pool# 419305
      7.00%........... 07/01/02     1,855      1,853,003
    Pool# 422720
      7.00%........... 08/12/07       498        485,276

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA GNMA FUND

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 425771
      7.00%........... 10/06/07   $   267   $    259,693
    Pool# 4280
      8.50%........... 02/15/23     4,068      4,243,768
    Pool# 428443
      7.50%........... 02/15/06     3,218      3,211,428
    Pool# 432663
      7.00%........... 09/03/07       496        482,929
    Pool# 433050
      7.00%........... 09/22/07       991        965,014
    Pool# 5147
      7.25%........... 01/22/00       181        180,168
    Pool# 59129
      11.50%.......... 03/09/00        14         15,790
    Pool# 59786
      11.50%.......... 03/06/00        27         29,828
    Pool# 60456
      11.50%.......... 01/15/00        33         37,170
    Pool# 60543
      11.50%.......... 03/28/00        28         31,630
    Pool# 608
      9.00%........... 05/29/02     1,680      1,783,300
    Pool# 61230
      11.50%.......... 03/24/00        17         19,197
    Pool# 61730
      11.50%.......... 04/08/00        10         11,650
    Pool# 61733
      11.50%.......... 04/04/00        21         23,770
    Pool# 63551
      11.50%.......... 03/28/00        24         26,482
    Pool# 66093
      11.50%.......... 12/06/99         7          7,619
    Pool# 69510
      11.50%.......... 03/24/00        15         17,272
    Pool# 70538
      11.50%.......... 03/17/00        22         24,410
                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 71263
      11.50%.......... 04/11/00   $    23   $     25,396
    Pool# 780048
      8.50%........... 01/17/03       485        504,539
    Pool# 90038
      10.00%.......... 09/14/04        21         23,108
    Pool# 90069
      9.00%........... 01/26/99        85         89,398
    Pool# 90223
      9.00%........... 11/21/99        69         72,927
    Pool# 90250
      9.00%........... 09/09/99       125        131,768
    Pool# 90332
      9.00%........... 11/25/98        71         75,254
    Pool# 90337
      9.00%........... 11/05/03        99        104,910
    Pool# 905259
      11.25%.......... 06/13/97        36         39,504
    Pool# 905646
      11.25%.......... 05/01/09        50         55,727
    Pool# 905680
      11.25%.......... 10/16/08         6          6,572
    Pool# 905738
      11.25%.......... 05/01/09        33         36,872
    Pool# 905999
      11.25%.......... 05/01/09        37         40,331
    Pool# 90626
      9.00%........... 03/07/99       114        120,315
    Pool# 90727
      10.00%.......... 10/07/03         5          5,810
    Pool# 90923
      9.00%........... 07/04/00       184        194,229
    Pool# 91020
      10.00%.......... 05/30/99         7          7,412
    Pool# 91080
      10.00%.......... 03/09/00        43         47,622

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA GNMA FUND

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- CONTINUED
    Pool# 91434
      10.00%.......... 03/09/00   $    50   $     54,925
    Pool# 9223
      10.25%.......... 11/14/09        30         32,712
    Pool# 9306
      10.25%.......... 07/23/03       102        111,989
    Pool# 93064
      10.00%.......... 05/12/99        71         77,867
    Pool# 9342
      10.25%.......... 09/13/11       107        116,948
                                               ---------
                                              55,941,085
                                               ---------
FEDERAL HOME LOAN MORTGAGE CORP. -- 1.2%
    Pool# E61857
      7.00%........... 01/28/02       874        870,639
                                               ---------
FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT
  NOTE -- 9.8%
    5.420%............ 06/10/97     7,000      6,991,569
                                               ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  TBA+ -- 9.9%
    8.00%............. 08/12/04     7,000      7,120,312
                                               ---------
  TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS............................    70,923,605
    (Cost $70,751,206)                         ---------

                                NUMBER OF
                                  SHARES
                                ----------
TEMPORARY INVESTMENT -- 0.9%
  Goldman Financial Square
   Government Fund............    658,162   $    658,162
                                            --------------
  (Cost $658,162)
  TOTAL INVESTMENTS -- 100.0%               $ 71,581,767
                                            ==============
    (Cost $71,409,368*)

---------------

* Also cost for Federal income tax purposes.

The gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:

Gross appreciation........................  $    515,452
  Gross depreciation......................      (343,053)
                                            ------------
                                            $    172,399
                                            ------------

(A) Maturity dates represent average weighted lives of the underlying obligations.
+ When-issued security

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA GNMA FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 FOR THE
                                                               YEAR ENDED            FOR THE         FOR THE          FOR THE
                                                             MAY 31, 1997(4)       PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                         -----------------------     MAY 31,        APRIL 30,        APRIL 30,
                                                         INSTITUTIONAL   RETAIL(5)   1996(4)         1996(4)          1995(4)
                                                         -------------   -------   ------------   --------------   --------------
Net asset value, beginning of period...................     $ 10.03      $ 10.02     $  10.12        $  10.16         $  10.00
                                                            -------      -------      -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................        0.65         0.45         0.05            0.66             0.48
  Net gain/(loss) on securities (realized and
    unrealized)........................................        0.22         0.23        (0.09)           0.14             0.16
                                                            -------      -------      -------         -------          -------
    Total from investment operations...................        0.87         0.68        (0.04)           0.80             0.64
                                                            -------      -------      -------         -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income.................       (0.65)       (0.45)       (0.05)          (0.66)           (0.48
  Dividends from net realized capital gains............       (0.01)       (0.01)       (0.00)          (0.18)           (0.00)
  Dividends in excess of net realized capital gains....       (0.09)       (0.09)       (0.00)          (0.00)           (0.00)
                                                            -------      -------      -------         -------          -------
    Total distributions................................       (0.75)       (0.55)       (0.05)          (0.84)           (0.48)
                                                            -------      -------      -------         -------          -------
Net asset value, end of period.........................     $ 10.15      $ 10.15     $  10.03        $  10.12         $  10.16
                                                            =======      =======      =======         =======          =======
TOTAL RETURN...........................................        9.03%        8.83%(6)    (0.35)%(3,6)     7.97%(6)         6.61%(3,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)...................     $64,501      $   128     $ 60,532        $ 62,161         $ 42,212
Ratio of expenses to average net assets................         .86%(1)     1.12%(2)      .85%(1,2)       .85%(1)          .85%(1,2)
Ratio of net investment income to average net assets...        6.45%(1)     6.17%(2)     6.33%(1,2)      6.30%(1)         6.68%(1,2)
Portfolio turnover rate................................          57%          57%           1%            149%             226%

(1) The operating expense ratio and the net investment income ratio before fee waivers for the Institutional class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been 1.01% and 6.30%, 1.28% and 5.90%, 1.29% and 5.86%, and 1.40% and 6.13%,
    respectively.

(2) Annualized

(3) Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

(5) Retail class commenced operations on September 11, 1996.

(6) Total return excludes sales charge.

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA INTERMEDIATE GOVERNMENT FUND

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (A) -- 39.6%
FEDERAL HOME LOAN MORTGAGE CORP. -- 18.5%
    Pool# 141138
      7.50%............ 10/31/03  $     658  $   663,304
    Pool# 219329
      9.25%............ 07/18/99        113      117,697
    Pool# 280417
      8.50%............ 10/31/01         15       15,668
    Pool# 294315
      8.50%............ 05/09/02         25       26,230
    Pool# 450074
      8.50%............ 01/01/03        180      188,170
    Pool# E20204
      6.50%............ 05/16/02        881      861,082
    Pool# E20206
      7.50%............ 01/01/02        322      326,678
    Pool# E60894
      7.50%............ 12/07/01         65       66,360
    Pool# E61277
      7.50%............ 10/31/01        190      192,568
    Pool# E64179
      7.50%............ 06/04/02        657      665,826
    Pool# E64198
      7.50%............ 04/25/02        247      250,768
    Pool# E64229
      7.50%............ 03/30/02         27       27,233
    Pool# E64248
      7.50%............ 06/29/02      1,151    1,166,818
    Pool# M14983
      7.50%............ 06/01/97          6        6,239
    Series 1038, Class
      F
      9.00%............ 08/13/98         53       54,113
    Series 1244, Class
      H
      8.00%............ 03/15/21      5,000    5,129,140
    Series 1400, Class
      A
      6.25%............ 05/05/00        298      294,150
    Series 1587, Class
      Ez
      5.75%............ 10/07/99      4,471    4,272,102
    Series 1606, Series Ea
      5.75%............ 11/21/99        300      294,808
    Series 1612, Class
      Pd
      5.75%............ 09/26/99        500      492,009

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (A) -- CONTINUED
FEDERAL HOME LOAN MORTGAGE CORP. -- CONTINUED
    Series 1635, Class
      D
      5.20%............ 06/23/98  $     500  $   495,035
    Series 1673, Class
      B
      4.95%............ 09/08/97         94       93,911
    Series 1679, Class
      A
      5.25%............ 01/02/99        529      518,416
    Series 23, Class Pc
      4.75%............ 08/28/97        219      217,925
    Series 78, Class D
      8.70%............ 11/23/98        325      330,956
                                             -----------
                                              16,767,206
                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.4%
    Pool# 20089
      5.39%............ 08/05/98      3,000    2,983,590
    Pool# 210452
      9.50%............ 04/06/02        153      165,099
    Pool# 250007
      6.50%............ 12/03/02        399      380,222
    Pool# 31592
      7.50%............ 02/19/00        211      212,887
    Pool# 77831
      7.50%............ 04/14/00        230      231,263
    Series 1993-29,
      Class Pe
      6.00%............ 03/13/99        500      493,524
    Series 1994-65,
      Class Pd
      6.50%............ 10/25/98        945      947,013
    Series 1994-72,
      Class E
      6.00%............ 04/25/00        400      392,746
    Series G92-1, Class
      C
      8.25%............ 09/08/97         42       42,613
                                             -----------
                                               5,848,957
                                             -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 14.7%
    Pool# 362141
      8.00%............ 12/29/03      2,524    2,585,932
    Pool# 1388
      9.00%............ 07/17/02        504      535,478

                             See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA INTERMEDIATE GOVERNMENT FUND

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
    Pool# 164759
      9.00%............ 10/17/02  $      92  $    98,783
    Pool# 164775
      9.50%............ 04/03/02        294      318,461
    Pool# 170814
      9.00%............ 10/20/02        164      175,550
    Pool# 174837
      9.00%............ 10/06/02        136      145,584
    Pool# 183976
      7.50%............ 09/09/04        134      133,681
    Pool# 190295
      9.00%............ 10/17/02        509      544,615
    Pool# 208541
      9.00%............ 10/24/02        258      275,384
    Pool# 211630
      8.00%............ 07/25/03        247      255,667
    Pool# 212415
      8.00%............ 08/16/03        168      174,014
    Pool# 213252
      9.00%............ 10/31/02        202      216,090
    Pool# 214178
      8.00%............ 08/16/03        328      339,519
    Pool# 303442
      8.50%............ 01/16/03         77       80,775
    Pool# 304732
      7.50%............ 08/22/04      1,082    1,083,883
    Pool# 310780
      8.50%............ 01/16/03         32       33,111
    Pool# 314586
      8.50%............ 01/16/03        428      447,152
    Pool# 315728
      8.50%............ 01/16/03        396      413,979
    Pool# 319999
      8.50%............ 11/15/02        261      272,038
    Pool# 321563
      8.50%............ 01/01/03        134      140,298
    Pool# 321786
      8.50%............ 12/29/02        374      390,369
                                 PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
    Pool# 325399
      7.50%............ 07/27/04     $   19  $    19,337
    Pool# 328142
      8.00%............ 12/25/03         25       25,173
    Pool# 331869
      7.50%............ 10/05/04        495      495,558
    Pool# 332285
      8.50%............ 12/03/02        343      358,414
    Pool# 334669
      7.50%............ 10/08/04        355      355,831
    Pool# 337049
      7.50%............ 09/24/04        693      694,009
    Pool# 337062
      7.50%............ 09/27/04        434      434,766
    Pool# 348665
      7.50%............ 09/09/04        412      412,285
    Pool# 353996
      7.50%............ 09/27/04        112      112,370
    Pool# 306473
      8.50%............ 01/16/03        191      199,766
    Pool# 371437
      7.00%............ 12/28/04        271      264,904
    Pool# 378507
      8.00%............ 01/27/04        710      727,104
    Pool# 780153
      9.00%............ 09/18/02        151      160,844
    Pool# 9244
      8.25%............ 03/30/03        116      119,695
    Pool# 9279
      8.25%............ 04/03/03        259      267,772
                                             -----------
                                              13,308,191
                                             -----------
  TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS.............................   35,924,354
    (Cost $35,915,319)                       -----------

                              See Accompanying Notes

LOGO                        PORTFOLIO OF INVESTMENTS

MAY 31, 1997                ARMADA INTERMEDIATE GOVERNMENT FUND

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
U.S. TREASURY OBLIGATIONS -- 33.2%
  U.S. Treasury Notes
    7.375%............. 11/15/97  $   3,500  $ 3,527,125
    8.875%............. 11/15/97      4,400    4,463,359
    5.375%............. 11/30/97     12,750   12,737,249
    6.375%............. 08/15/02      3,000    2,983,290
    6.50%.............. 10/15/06      2,500    2,468,750
    **3.375%........... 01/15/07      4,000    3,971,876
                                             -----------
  TOTAL U.S. TREASURY OBLIGATIONS..........
                                              30,151,649
                                             -----------
    (Cost $30,053,974)
ASSET-BACKED SECURITIES (A) -- 8.2%
  Equicredit Series 1996-4,
   Class A9
    6.89%.............. 03/30/03      1,570    1,541,874
  Equivantage 1997-1, Class A4
    7.275%............. 02/07/00      3,000    3,015,000
  IMC Home Equity Loan Trust,
   Series 1997-2, Class A6
    7.67%.............. 07/02/10      2,900    2,907,250
                                             -----------
  TOTAL ASSET-BACKED SECURITIES............    7,464,124
                                             -----------
    (Cost $7,469,260)
PRIVATE LABEL MORTGAGE-BACKED
  SECURITIES (A) -- 15.5%
  Midland Realty Acceptance
   Corp.
    7.02%.............. 05/20/02      2,836    2,828,906
  Norwest Asset Securities Corp.
   Series 1996-9, Class A4
    8.00%.............. 12/30/98      2,500    2,531,641
  Prudential Home Mortgage
   Securities Series 1996-7,
   Class A7
    6.75%.............. 01/02/07      1,500    1,439,766
  Residential Asset
   Securitization Trust Series
   1996-A2, Class A7
    7.50%.............. 08/12/02      2,000    1,983,437

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
PRIVATE LABEL MORTGAGE-BACKED
  SECURITIES (A) -- CONTINUED
  Residential Asset
   Securitization Trust Series
   1996-A4, Class A10
    7.50%.............. 02/11/02  $   2,000  $ 1,994,687
  Structured Asset Sales Inc.
   Series 1994-5, Class Am
    7.00%.............. 10/30/07      3,387    3,255,554
                                             -----------
  TOTAL PRIVATE LABEL MORTGAGE-BACKED
   SECURITIES..............................   14,033,991
                                             -----------
    (Cost $14,032,067)
COMMERCIAL PAPER -- 1.6%
  General Electric
   Capital Corporation
    5.55%.............. 07/21/97      1,500    1,488,376
  (Cost $1,488,376)                          -----------

                                  NUMBER OF
                                   SHARES
                                  ---------
TEMPORARY INVESTMENT -- 1.9%
  Goldman Sachs Financial Square
   Government Fund..............  1,750,111    1,750,111
  (Cost $1,750,111)                          -----------
  TOTAL INVESTMENTS -- 100.0%                $90,812,605
    (Cost $90,709,107*)                      ===========

---------------

  * Also cost for Federal income tax purposes.
    The gross unrealized appreciation (depreciation) for
Federal income tax purposes is as follows:
    Gross appreciation.....................  $   414,532
    Gross depreciation.....................     (311,034)
                                             -----------
                                             $   103,498
                                             -----------
 ** Denotes inflation indexed security. Par value shown
    is original par before indexing for inflation.
(A) Maturity dates represent weighted average lives of
    the underlying obligations.

                             See Accompanying Notes

LOGO                        FINANCIAL HIGHLIGHTS

                            ARMADA INTERMEDIATE GOVERNMENT FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     FOR THE YEAR ENDED          FOR THE           FOR THE            FOR THE
                                                      MAY 31, 1997(4)          PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                  ------------------------       MAY 31,          APRIL 30,          APRIL 30,
                                                  INSTITUTIONAL    RETAIL(5)     1996(4)           1996(4)            1995(4)
                                                  -------------    ---------   ------------     --------------     --------------
Net asset value, beginning of period...........      $  9.97        $ 9.97       $  10.04          $  10.02           $  10.00
                                                     -------        ------        -------           -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................         0.59          0.41           0.05              0.64               0.44
  Net gain/(loss) on securities (realized and
    unrealized)................................         0.13          0.13          (0.07)             0.07               0.02
                                                     -------        ------        -------           -------            -------
      Total from investment operations.........         0.72          0.54          (0.02)             0.71               0.46
                                                     -------        ------        -------           -------            -------
LESS DISTRIBUTIONS
  Dividends from net investment income.........        (0.59)        (0.41)         (0.05)            (0.64)             (0.44)
  Dividends from net realized capital gains....        (0.00)        (0.00)         (0.00)            (0.05)             (0.00)
  Dividends in excess of net realized capital
    gains......................................        (0.08)        (0.08)         (0.00)            (0.00)             (0.00)
                                                     -------        ------        -------           -------            -------
      Total distributions......................        (0.67)        (0.49)         (0.05)            (0.69)             (0.44)
                                                     -------        ------        -------           -------            -------
Net asset value, end of period.................      $ 10.02        $10.02       $   9.97          $  10.04           $  10.02
                                                     =======        ======        =======           =======            =======
TOTAL RETURN...................................         7.41%         7.22%(6)      (0.19)%(3,6)       7.09%(6)           4.75%(3,6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)...........      $91,161        $   23       $ 88,829          $ 89,901           $ 53,316
Ratio of expenses to average net assets........         0.83%(1)      1.07%(2)       0.85%(1,2)        0.85%(1)           0.85%(1,2)
Ratio of net investment income to average net
  assets.......................................         5.83%(1)      5.64%(2)       5.88%(1,2)        6.20%(1)           6.17%(1,2)
Portfolio turnover rate........................           96%           96%             2%               94%               172%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and other service providers for the Institutional class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been .96% and 5.71%, 1.25% and 5.48%, 1.25% and 5.80%, and 1.33% and 5.69%, respectively.

(2) Annualized

(3) Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

(5) Retail class commenced operations on September 11, 1996.

(6) Total return excludes sales charge.

                             See Accompanying Notes

LOGO                        FINANCIAL STATEMENTS

MAY 31, 1997                ARMADA FUNDS INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES

                                               TOTAL RETURN      FIXED       ENHANCED                 INTERMEDIATE
                                                ADVANTAGE       INCOME        INCOME        GNMA       GOVERNMENT
                                                   FUND          FUND          FUND         FUND          FUND
                                               ------------   -----------   ----------   ----------   ------------
ASSETS
Investments at value (cost $260,057,041,
  $123,822,874, $62,637,827, $71,409,368, and
  $90,709,107, respectively).................  $258,741,353   $123,801,232  $62,506,813  $71,581,767   $90,812,605
Interest and dividends receivable............     2,770,136     1,629,194      614,353      373,955        926,875
Receivable for Fund shares sold..............       659,450       197,926      241,882      156,110            541
Receivable for investments sold..............     4,312,694             0    3,344,697            0              0
Prepaid expenses.............................        10,280           182       10,588        6,209          6,209
                                               ------------   ------------  -----------  -----------   -----------
TOTAL ASSETS.................................   266,493,913   125,628,534   66,718,333   72,118,041     91,746,230
                                               ------------   ------------  -----------  -----------   -----------
LIABILITIES
Dividends payable -- Institutional class.....       647,462       497,114      116,520      329,294        451,183
Dividends payable -- Retail class............            18         1,393           42           89            112
Payable for Fund shares redeemed.............        56,392        55,975          465            0              0
Payable for investments purchased............     4,310,000             0    3,498,298    7,096,250              0
Accrued expenses.............................        66,189        83,110       21,471       62,784        110,102
                                               ------------   ------------  -----------  -----------   -----------
TOTAL LIABILITIES............................     5,080,061       637,592    3,636,796    7,488,417        561,397
                                               ------------   ------------  -----------  -----------   -----------
NET ASSETS...................................  $261,413,852   $124,990,942  $63,081,537  $64,629,624   $91,184,833
                                               ============   ============  ===========  ===========   ===========
NET ASSETS CONSIST OF:
Paid-in capital..............................  $265,939,838   $126,558,500  $63,227,964  $64,378,530   $91,483,046
Undistributed net realized gain (loss) on
  investments sold...........................    (3,210,298)   (1,545,916)     (15,413)      78,695       (401,711)
Net unrealized appreciation (depreciation) on
  investments................................    (1,315,688)      (21,642)    (131,014)     172,399        103,498
                                               ------------   ------------  -----------  -----------   -----------
                                               $261,413,852   $124,990,942  $63,081,537  $64,629,624   $91,184,833
                                               ============   ============  ===========  ===========   ===========
Net Assets -- Institutional class............  $259,227,625   $121,270,966  $61,030,663  $64,501,298   $91,161,439
Shares outstanding -- Institutional class....    26,203,807    11,696,026    6,111,731    6,355,180      9,098,961
Net asset value, Offering and Redemption
  price per share -- Institutional class.....  $       9.89   $     10.37   $     9.99   $    10.15    $     10.02
                                               ============   ============  ===========  ===========   ===========
Net Assets -- Retail class...................  $  2,186,227   $ 3,719,976   $2,050,874   $  128,326    $    23,394
Shares outstanding -- Retail class...........       221,051       357,016      205,025       12,644          2,335
Net asset value and Redemption price per
  share -- Retail class......................  $       9.89   $     10.42   $    10.00   $    10.15    $     10.02
                                               ============   ============  ===========  ===========   ===========
Maximum sales charge -- Retail class.........         3.75%         3.75%        2.75%        3.75%          3.75%
Maximum Offering price per Retail share......  $      10.28   $     10.83   $    10.28   $    10.55    $     10.41
                                               ============   ============  ===========  ===========   ===========

                             See Accompanying Notes

LOGO                        FINANCIAL STATEMENTS

                            ARMADA FUNDS INCOME SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1997

                                                     TOTAL RETURN     FIXED     ENHANCED                INTERMEDIATE
                                                      ADVANTAGE      INCOME      INCOME       GNMA       GOVERNMENT
                                                         FUND         FUND        FUND       FUND(1)      FUND(1)
                                                     ------------   ---------   ---------   ---------   ------------
INVESTMENT INCOME:
  Interest.........................................   $19,095,616   $7,845,351  $3,913,606  $4,635,569   $6,095,459
                                                      -----------   ----------  ----------  ----------   ----------
EXPENSES:
  Investment Advisory fees.........................     1,530,963     668,549     296,129     374,304       539,562
  Administration fees..............................       258,768     121,554      65,807      76,954       111,146
  Custodian fees...................................        38,762      22,508      13,516      13,991        16,010
  Distribution fees................................        27,362      11,971       6,641       6,934         7,659
  Legal fees.......................................        23,281      10,787       5,892       5,549         4,823
  Transfer Agent fees..............................        19,589      46,065      12,573      23,833        24,422
  Miscellaneous....................................        15,344      10,881       7,319      34,141        55,561
  Registration and filing fees.....................        14,543       9,833       8,544      17,115         8,673
  Audit fees.......................................        11,028       6,191       5,480       8,860         4,874
  Trustees' fees...................................         8,138       3,508       2,104       3,028         4,419
  Printing and shareholder reports.................         6,608       1,733       1,733       8,366         7,110
  Shareholder servicing fees -- Retail class
    only...........................................         5,299      10,931       2,042         223            41
  Insurance........................................         5,112       2,105       1,216       1,038         1,506
  Amortization of organization costs...............         4,360           0       4,157       3,323         3,323
  12b-1 fees.......................................             0      48,628           0      60,822        88,491
  Fees waived......................................             0           0           0     (42,191)      (61,844)
  Fees waived by Investment Adviser................    (1,530,963)   (118,288)   (296,129)    (50,450)      (54,417)
                                                      -----------   ----------  ----------  ----------   ----------
  Total expenses...................................       438,194     856,956     137,024     545,840       761,359
                                                      -----------   ----------  ----------  ----------   ----------
NET INVESTMENT INCOME..............................    18,657,422   6,988,395   3,776,582   4,089,729     5,334,100
                                                      -----------   ----------  ----------  ----------   ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) on investments sold.....    (2,903,899)    391,862     (14,163)     78,695      (382,742)
  Net change in unrealized appreciation on
    investments....................................     7,849,645     715,890     105,038   1,305,734     1,587,049
                                                      -----------   ----------  ----------  ----------   ----------
  Net gain on investments..........................     4,945,746   1,107,752      90,875   1,384,429     1,204,307
                                                      -----------   ----------  ----------  ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................   $23,603,168   $8,096,147  $3,867,457  $5,474,158   $6,538,407
                                                      ===========   ==========  ==========  ==========   ==========

(1) Activity for the year ended May 31, 1997 includes that of the Predecessor Fund through September 6, 1996.

                             See Accompanying Notes

LOGO                        FINANCIAL STATEMENTS

                            ARMADA FUNDS INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                               TOTAL RETURN
                                              ADVANTAGE FUND              FIXED INCOME FUND             ENHANCED INCOME FUND
                                        --------------------------  -----------------------------  ------------------------------
                                          FOR THE       FOR THE         FOR THE        FOR THE        FOR THE         FOR THE
                                         YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
                                        MAY 31, 1997  MAY 31, 1996   MAY 31, 1997    MAY 31, 1996  MAY 31, 1997    MAY 31, 1996
                                        ------------  ------------  ---------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................ $ 18,657,422  $ 18,744,051    $ 6,988,395    $  6,163,141   $ 3,776,582     $ 3,787,166
  Net realized gain/(loss) on
    investments sold...................   (2,903,899)   12,820,049        391,862         664,254       (14,163)        302,951
  Net change in unrealized
    appreciation/(depreciation) on
    investments........................    7,849,645   (20,509,451)       715,890      (3,207,398)      105,038        (648,178)
                                        ------------  ------------   ------------    ------------   -----------     -----------
  Net increase in net assets resulting
    from operations....................   23,603,168    11,054,649      8,096,147       3,619,997     3,867,457       3,441,939
                                        ------------  ------------   ------------    ------------   -----------     -----------
Distributions to shareholders from net
  investment income....................  (18,657,422)  (18,744,051)    (6,988,395)     (6,163,141)   (3,776,582)     (3,787,166)
Distributions to shareholders in excess
  of net investment income.............            0    (3,016,611)             0               0             0        (589,947)
Distributions to shareholders from net
  realized capital gains...............            0    (8,344,492)             0               0             0               0
Distributions to shareholders in excess
  of net realized capital gains........   (3,893,970)            0              0        (253,500)     (184,525)              0
Increase/(decrease) in net assets
  derived from capital share
  transactions.........................  (22,078,833)   39,981,901      6,427,405      26,678,768    (5,460,735)      6,557,090
                                        ------------  ------------   ------------    ------------   -----------     -----------
Total increase/(decrease) in net
  assets...............................  (21,027,057)   20,931,396      7,535,157      23,882,124    (5,554,385)      5,621,916
                                        ------------  ------------   ------------    ------------   -----------     -----------
NET ASSETS:
Beginning of period....................  282,440,909   261,509,513    117,455,785      93,573,661    68,635,922      63,014,006
                                        ------------  ------------   ------------    ------------   -----------     -----------
End of period.......................... $261,413,852  $282,440,909    $124,990,942   $117,455,785   $63,081,537     $68,635,922
                                        ============  ============   ============    ============   ===========     ===========

                                                         GNMA FUND                           INTERMEDIATE GOVERNMENT FUND
                                        -------------------------------------------  --------------------------------------------
                                          FOR THE       FOR THE         FOR THE        FOR THE        FOR THE         FOR THE
                                         YEAR ENDED   PERIOD ENDED    YEAR ENDED      YEAR ENDED   PERIOD ENDED     YEAR ENDED
                                          MAY 31,       MAY 31,        APRIL 30,       MAY 31,        MAY 31,        APRIL 30,
                                          1997(1)       1996(2)         1996(2)        1997(1)        1996(2)         1996(2)
                                        ------------  ------------  ---------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................ $  4,089,729  $    334,533    $ 3,469,175    $  5,334,100   $   451,062     $ 5,339,979
  Net realized gain/(loss) on
    investments sold...................       78,695             0      1,610,808        (382,742)      (18,968)      1,517,121
  Net change in unrealized
    appreciation/(depreciation) on
    investments........................    1,305,734      (528,892)    (1,241,955)      1,587,049      (623,881)     (1,491,969)
                                        ------------  ------------   ------------    ------------   -----------     -----------
  Net increase/(decrease) in net assets
    resulting from operations..........    5,474,158      (194,359)     3,838,028       6,538,407      (191,787)      5,365,131
                                        ------------  ------------   ------------    ------------   -----------     -----------
Distributions to shareholders from net
  investment income....................   (4,088,918)     (334,533)    (3,469,175)     (5,328,745)     (451,062)     (5,339,979)
Distributions to shareholders in excess
  of net investment income.............            0          (814)            (6)              0        (5,354)              0
Distributions to shareholders from net
  realized capital gains...............      (78,695)            0     (1,053,382)              0             0        (403,604)
Distributions to shareholders in excess
  of net realized capital gains........     (559,059)            0              0        (751,433)            0               0
Increase/(decrease) in net assets
  derived from capital share
  transactions.........................    3,349,838    (1,098,837)    20,633,207       1,897,457      (423,959)     36,963,267
                                        ------------  ------------   ------------    ------------   -----------     -----------
Total increase/(decrease) in net
  assets...............................    4,097,324    (1,628,543)    19,948,672       2,355,686    (1,072,162)     36,584,815
                                        ------------  ------------   ------------    ------------   -----------     -----------
NET ASSETS:
Beginning of period....................   60,532,300    62,160,843     42,212,171      88,829,147    89,901,309      53,316,494
                                        ------------  ------------   ------------    ------------   -----------     -----------
End of period.......................... $ 64,629,624  $ 60,532,300    $62,160,843    $ 91,184,833   $88,829,147     $89,901,309
                                        ============  ============   ============    ============   ===========     ===========

(1) Activity for the year ended May 31, 1997 includes that of the Predecessor Fund through September 6, 1996.

(2) Activity for the periods ended May 31, 1996 and April 30, 1996 represents that of the Predecessor Fund.

                             See Accompanying Notes

LOGO  NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund which is authorized to issue thirty-two classes of shares of beneficial interest, each of which evidences an interest in one of 16 investment funds:

  Money Market Fund
(Class A "Institutional" shares and Class A-Special Series 1 "Retail" shares)

  Government Fund
(Class B "Institutional" shares and Class B-Special Series 1 "Retail" shares)

  Treasury Fund
(Class C "Institutional" shares and Class C-Special Series 1 "Retail" shares)

  Tax Exempt Fund
(Class D "Institutional" shares and Class D-Special Series 1 "Retail" shares)

  Equity Growth Fund
(Class H "Institutional" shares and Class H-Special Series 1 "Retail" shares)

  Fixed Income Fund
(Class I "Institutional" shares and Class I-Special Series 1 "Retail" shares)

  Ohio Tax Exempt Fund
(Class K "Institutional" shares and Class K-Special Series 1 "Retail" shares)

  National Tax Exempt Fund
(Class L "Institutional" Shares and Class L-Special Series 1 "Retail" shares)

  Equity Income Fund
(Class M "Institutional" shares and Class M-Special Series 1 "Retail" shares)

  Mid Cap Regional Fund
(Class N "Institutional" shares and Class N-Special Series 1 "Retail" shares)

  Enhanced Income Fund
(Class O "Institutional" shares and Class O-Special Series 1 "Retail" shares)

  Total Return Advantage Fund
(Class P "Institutional" shares and Class P-Special Series 1 "Retail" shares)

  Pennsylvania Tax Exempt Fund
(Class Q "Institutional" shares and Class Q-Special Series 1 "Retail" shares)

  Intermediate Government Fund
(Class R "Institutional" shares and Class R-Special Series 1 "Retail" shares)

  GNMA Fund
(Class S "Institutional" shares and Class S-Special Series 1 "Retail" shares)

  Pennsylvania Municipal Fund
(Class T "Institutional" shares and Class T-Special Series 1 "Retail" shares)

  As of the date of this report, the National Tax Exempt Fund has not commenced operations.

  FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor"). A new investment advisory agreement between Inventor and affiliates of National City received shareholder approval in May, 1996.

  On February 15 and March 18, 1996, the respective Boards of Trustees/Directors of the Trust and Inventor each approved the Agreement and Plan of Reorganization between Armada Funds and Inventor (the "Agreement"). Subsequently, a shareholder

LOGO  NOTES TO FINANCIAL STATEMENTS

meeting was held to approve the Agreement; the unaudited results are listed below:

                                SHARES VOTED
                        -----------------------------   PERCENT
                           FOR      AGAINST   ABSTAIN    VOTED
                        ---------   -------   -------   -------
Inventor Intermediate
  Government Securities
  Fund................. 8,128,329    2,217    12,189      91%
Inventor GNMA
  Securities Fund...... 5,504,614    7,087    14,280      92%

  The Reorganization was executed on September 9, 1996.

  As part of the Reorganization, on September 9, 1996, Inventor GNMA Securities Fund and Inventor Intermediate Government Securities Fund (the "Predecessor Funds") transferred all of their assets and liabilities with approximate values of $63,566,229 and $92,883,276, respectively, in exchange for shares of Armada GNMA Fund and Armada Intermediate Government Fund, respectively. Net unrealized depreciation on investment securities included in the above amounts were $1,064,753 and $1,459,226 for the Inventor GNMA Securities and Inventor Intermediate Government Securities Funds, respectively. The Reorganizations of the Armada GNMA and Intermediate Government Funds were executed as tax-free reorganizations in accordance with Section 368(a)(1)(F) of the Internal Revenue Code of 1986, (the "Internal Revenue Code") as amended. The results of operations, changes in net assets and financial highlights of the Armada GNMA and Intermediate Government Funds for the year ended May 31, 1997 include those of the respective Predecessor Funds.

  In accordance with provisions of the Agreement, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust recognized approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various funds in the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds (the "Funds") in preparation of their financial statements.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at their market values determined on the basis of the mean between their current available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities and other assets for which quotations are not readily available are valued at their fair market value under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Funds are declared daily and paid no later than five business days after the end of the month. With respect to each Fund, net income for dividend purposes consists of dividends and interest income,

LOGO  NOTES TO FINANCIAL STATEMENTS

discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

3.  INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Fees paid by the Trust pursuant to the Advisory Agreements with National City Bank, National City Bank of Columbus, National City Bank of Kentucky, and National Asset Management Corporation, wholly-owned subsidiaries of National City Corporation, (collectively, the "Adviser" or "Advisers"), are payable monthly based on an annual rate of .55%, .55%, .45%, .55% and .55% of the average daily net assets of the Total Return Advantage, Fixed Income, Enhanced Income, GNMA, and Intermediate Government Funds, respectively. The Advisers may from time to time waive their fees payable by the Funds. For the year ended May 31, 1997, the Advisers have earned and waived fees as follows:

                                     EARNED        WAIVED
                                   ----------    ----------
Total Return Advantage Fund.....   $1,530,963    $1,530,963
Fixed Income Fund...............      668,549       118,288
Enhanced Income Fund............      296,129       296,129
GNMA Fund.......................      374,304        50,450
Intermediate Government Fund....      539,562        54,417

  At May 31, 1997, advisory fees accrued and unpaid amounted to:

Total Return Advantage Fund...................   $     0
Fixed Income Fund.............................    41,880
Enhanced Income Fund..........................         0
GNMA Fund.....................................    30,292
Intermediate Government Fund..................    42,500

  The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% on an annualized basis of net asset value of Retail shares of the Total Return Advantage, Fixed Income, GNMA and Intermediate Government Funds and .10% on an annualized basis of the net asset value of Retail shares of the Enhanced Income Fund. For the year ended May 31, 1997, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to:

Total Return Advantage Fund....................   $3,250
Fixed Income Fund..............................    5,824
Enhanced Income Fund...........................    1,280
GNMA Fund......................................      223
Intermediate Government Fund...................       39

  National City Bank, a wholly-owned subsidiary of National City Corporation, serves as the Funds' Custodian. National City Bank commenced services as custodian to the GNMA Fund and Intermediate Government Fund effective August 5, 1996. For the

LOGO  NOTES TO FINANCIAL STATEMENTS

year ended May 31, 1997, National City Bank has earned Custodian fees as follows:

Total Return Advantage Fund...................   $38,762
Fixed Income Fund.............................    22,508
Enhanced Income Fund..........................    13,516
GNMA Fund.....................................    13,063
Intermediate Government Fund..................    13,130

  Pursuant to Board of Trustees' approval on November 15, 1996, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor"), began serving as the Trust's Distributor on March 10, 1997. Each Fund pays a fee to the Distributor for distributing its shares. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor for services provided and expenses assumed in providing advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual base fee of $1,250,000 plus incentive fees related to asset growth, which are allocated among the investment funds with respect to which the Distributor is distributing shares.

  440 Financial Distributors, Inc., ("440"), a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., served as the Trust's distributor until March 7, 1997. Each Fund reimbursed 440 for direct and indirect expenses incurred in performing distribution services, up to a maximum of .10% per annum of the average net assets of the Fund, inclusive of an annual fee of $250,000, which was allocated among the investment funds for which 440 was distributing shares.

  SEI served as distributor to the GNMA and Intermediate Government Funds prior to the Reorganization. Under a Rule 12b-1 Distribution Plan, SEI earned and waived Fees at an annual rate of up to .25% of the average daily net assets of the Predecessor Funds' Class A shares.

  Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board Meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the year ended May 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the firm is Secretary of the Trust.

  PFPC Inc. ("PFPC") serves as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund pays PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses. An officer of PFPC serves as Treasurer to the Trust.

4.  PURCHASES AND SALES OF SECURITIES

  During the fiscal year, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                PURCHASES         SALES
                               ------------    ------------
Total Return Advantage
  Fund......................   $324,514,901    $321,012,097
Fixed Income Fund...........     86,258,734      67,056,275
Enhanced Income Fund........     67,459,446      55,281,951
GNMA Fund...................      2,900,625       2,861,250
Intermediate Government
  Fund......................     40,154,304      14,517,146

LOGO  NOTES TO FINANCIAL STATEMENTS

  Purchases and sales of long-term U.S. government obligations were:

                                PURCHASES         SALES
                               ------------    ------------
Total Return Advantage
  Fund......................   $126,055,337    $154,788,023
Fixed Income Fund...........    198,865,067     183,557,545
Enhanced Income Fund........     74,910,373      65,876,172
GNMA Fund...................     39,488,035      32,128,498
Intermediate Government
  Fund......................     54,390,087      76,786,092

5.  SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Total Return Advantage, Fixed Income, Enhanced Income, GNMA and Intermediate Government Funds.

6.  CHANGE IN INVESTMENT POLICY

  During the year ended May 31, 1997, shareholders of the Enhanced Income Fund, through a proxy solicitation, approved a revision to the Fund's investment objective. Effective September 30, 1996, the Fund's investment objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The unaudited results of shareholder voting are summarized below:

                                      PERCENT
   FOR        AGAINST     ABSTAIN      VOTED
---------     -------     -------     -------
5,652,415       --          --          91%

LOGO  NOTES TO FINANCIAL STATEMENTS

                                                                     FOR THE YEAR ENDED MAY 31, 1997
                                                        ----------------------------------------------------------
                                                             INSTITUTIONAL CLASS                RETAIL CLASS
                                                        -----------------------------     ------------------------
                                                          SHARES            VALUE          SHARES         VALUE
                                                        -----------     -------------     --------     -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold.........................................      6,547,407     $  65,364,214          803     $     7,984
Shares reinvested...................................      1,322,747        13,218,136       16,658         166,278
Shares repurchased..................................    (10,059,828)     (100,805,700)      (3,023)        (29,745)
                                                        -----------     -------------     --------     -----------
Net increase/(decrease).............................     (2,189,674)    $ (22,223,350)      14,438     $   144,517
                                                        ===========     =============     ========     ===========
FIXED INCOME FUND
Shares sold.........................................      7,749,485     $  80,231,676        1,197     $     9,558
Shares reinvested...................................         55,659           578,148       22,068         230,165
Shares repurchased..................................     (6,910,866)      (71,840,259)    (266,960)     (2,781,883)
                                                        -----------     -------------     --------     -----------
Net increase/(decrease).............................        894,278     $   8,969,565     (243,695)    $(2,542,160)
                                                        ===========     =============     ========     ===========
ENHANCED INCOME FUND
Shares sold.........................................      5,917,556     $  59,245,312      241,948     $ 2,429,148
Shares reinvested...................................        228,118         2,285,415       12,057         120,956
Shares repurchased..................................     (6,721,831)      (67,329,305)    (220,372)     (2,212,261)
                                                        -----------     -------------     --------     -----------
Net increase/(decrease).............................       (576,157)    $  (5,798,578)      33,633     $   337,843
                                                        ===========     =============     ========     ===========
GNMA FUND
Shares sold.........................................      1,574,235     $  15,942,378       16,716     $   167,900
Shares reinvested...................................         11,290           114,351          580           5,884
Shares repurchased..................................     (1,263,481)      (12,833,755)      (4,652)        (46,920)
                                                        -----------     -------------     --------     -----------
Net increase........................................        322,044     $   3,222,974       12,644     $   126,864
                                                        ===========     =============     ========     ===========
INTERMEDIATE GOVERNMENT FUND
Shares sold.........................................      1,897,212     $  19,050,260        4,439     $    44,547
Shares reinvested...................................         10,541           105,888          110           1,106
Shares repurchased..................................     (1,717,697)      (17,281,982)      (2,214)        (22,362)
                                                        -----------     -------------     --------     -----------
Net increase........................................        190,056     $   1,874,166        2,335     $    23,291
                                                        ===========     =============     ========     ===========

LOGO  NOTES TO FINANCIAL STATEMENTS

                                                                      FOR THE YEAR ENDED MAY 31, 1996
                                                         ---------------------------------------------------------
                                                             INSTITUTIONAL CLASS               RETAIL CLASS
                                                         ---------------------------     -------------------------
                                                           SHARES          VALUE          SHARES          VALUE
                                                         ----------     ------------     ---------     -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold..........................................     6,069,365     $ 63,120,427       198,864     $ 2,071,494
Shares reinvested....................................     1,738,749       18,107,023         5,933          60,359
Shares repurchased...................................    (4,201,350)     (43,291,219)       (8,252)        (86,183)
                                                         ----------     ------------      --------     -----------
Net increase.........................................     3,606,764     $ 37,936,231       196,545     $ 2,045,670
                                                         ==========     ============      ========     ===========
FIXED INCOME FUND
Shares sold..........................................     4,306,756     $ 45,487,815       570,360     $ 6,042,304
Shares reinvested....................................       185,623        1,959,188        42,366         449,879
Shares repurchased...................................    (2,042,322)     (21,618,175)     (533,517)     (5,642,243)
                                                         ----------     ------------      --------     -----------
Net increase.........................................     2,450,057     $ 25,828,828        79,209     $   849,940
                                                         ==========     ============      ========     ===========
ENHANCED INCOME FUND
Shares sold..........................................     5,145,841     $ 51,804,487       507,880     $ 5,129,994
Shares reinvested....................................       285,634        2,872,860        16,044         161,694
Shares repurchased...................................    (4,696,970)     (47,321,908)     (602,768)     (6,090,037)
                                                         ----------     ------------      --------     -----------
Net increase/(decrease)..............................       734,505     $  7,355,439       (78,844)    $  (798,349)
                                                         ==========     ============      ========     ===========

                                                          FOR THE ONE MONTH PERIOD          FOR THE YEAR ENDED
                                                             ENDED MAY 31, 1996*              APRIL 30, 1996*
                                                         ---------------------------     -------------------------
                                                           SHARES          VALUE          SHARES          VALUE
                                                         ----------     ------------     ---------     -----------
GNMA FUND
Shares sold..........................................        51,968     $    523,896     2,340,970     $24,291,889
Shares reinvested....................................           857            8,594         8,066          83,503
Shares repurchased...................................      (162,499)      (1,631,327)     (360,442)     (3,742,185)
                                                         ----------     ------------      --------     -----------
Net decrease.........................................      (109,674)    $ (1,098,837)    1,988,594     $20,633,207
                                                         ==========     ============      ========     ===========
INTERMEDIATE GOVERNMENT FUND
Shares sold..........................................       125,648     $  1,259,861     4,610,231     $47,044,196
Shares reinvested....................................           835            8,326         6,216          63,736
Shares repurchased...................................      (169,583)      (1,692,146)     (983,908)    (10,144,665)
                                                         ----------     ------------      --------     -----------
Net increase/(decrease)..............................       (43,100)    $   (423,959)    3,632,539     $36,963,267
                                                         ==========     ============      ========     ===========

* Formerly Inventor GNMA Securities Fund and Inventor Intermediate Government Securities Fund.

LOGO   REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Armada Funds

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Armada Fixed Income Fund, Armada Enhanced Income Fund, Armada GNMA Fund, Armada Intermediate Government Fund, and Armada Total Return Advantage Fund (the "Funds") as of May 31, 1997, and the related statements of operations for the year then ended. We have also audited the statements of changes in net assets and financial highlights for each of the periods presented for the Armada Fixed Income Fund, Armada Enhanced Income Fund, and Armada Total Return Advantage Fund and for the year ended May 31, 1997 for the Armada GNMA Fund and Armada Intermediate Government Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 1996 and the one month period ended May 31, 1996 and the financial highlights for the periods ended April 30, 1995 through May 31, 1996 for the Armada GNMA Fund and Armada Intermediate Government Fund were audited by other auditors whose report dated July 26, 1996 expressed an unqualified opinion on those statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian, as of May 31, 1997, and confirmation of securities not held by the custodian, by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Armada Fixed Income Fund, Armada Enhanced Income Fund, Armada GNMA Fund, Armada Intermediate Government Fund, and Armada Total Return Advantage Fund at May 31, 1997, the results of their operations for the year then ended, and for the Armada Fixed Income Fund, Armada Enhanced Income Fund, and Armada Total Return Fund, the changes in their net assets and their financial highlights for each of the periods presented herein, and for the Armada GNMA Fund and Armada Intermediate Government Fund, the changes in their net assets and their financial highlights for the year ended May 31, 1997, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Philadelphia, PA
July 3, 1997

LOGO   ARMADA FUNDS

BOARD OF TRUSTEES           Robert D. Neary
                              Chairman and President
                              Retired Co-Chairman, Ernst & Young
                              Director, Cold Metal Products, Inc.
                              Director, Zurn Industries, Inc.

                            Thomas R. Benua, Jr.
                              Chairman, EBCO Manufacturing Company

                            Leigh Carter
                              Retired President and Chief Operating
                                 Officer, B.F. Goodrich Company
                              Director, Adams Express Company
                              Director, Acromed Corporation
                              Director, Petroleum & Resources Corp.
                              Director, Morrison Products

                            John F. Durkott
                              President and Chief Operating Officer,
                                 Kittle's Home Furnishings Center, Inc.

                            Richard W. Furst, Dean
                              Professor of Finance and Dean,
                                 Carol Martin Gatton College of Business
                                 and Economics, University of Kentucky
                              Director, The Seed Corporation
                              Director, Foam Design, Inc.

                            J. William Pullen
                              President and Chief Executive Officer,
                                 Whayne Supply Company
                              President and Chief Executive Officer,
                                 American Contractors Rentals & Sales

                            Richard B. Tullis
                              Chairman Emeritus, Harris Corporation
                              Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

LOGO   NOTES

      [ARMADA LOGO]                                       --------------------
          ARMADA                                          |     BULK RATE    |
           FUNDS                                          |    U.S. POSTAGE  |
                                                          |        PAID      |
Oaks, Pennsylvania 19456                                  |   CLEVELAND, OH  |
*Address Correction Requested                             |  PERMIT NO. 1535 |
                                                          --------------------
INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National Asset Management
Corporation
101 South Fifth Street
Louisville, KY 40202

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114

National City Bank of Columbus
155 East Broad Street
Columbus, Ohio 43251

National City Bank of Kentucky
101 South Fifth Street
Louisville, Kentucky 40202